                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant   /X/
Filed by a party other than the Registrant   / /
Check the appropriate box:
/ /  Preliminary proxy statement   / / Confidential, For Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               724 SOLUTIONS INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
/X/    No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

     --------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction.

     --------------------------------------------------------------------------


(5)  Total fee paid:

     --------------------------------------------------------------------------

     / /  Fee paid previously with preliminary materials:

     --------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     --------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

(3)  Filing Party:

     --------------------------------------------------------------------------

(4)  Date Filed:_______________________________________________________________

                            [LOGO -- 724 SOLUTIONS]

                               724 SOLUTIONS INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the Annual Meeting of Shareholders of 724 SOLUTIONS INC. (the "Corporation") will be held in the Glenn Gould Auditorium, Canadian Broadcasting Centre, 250 Front Street West, Toronto, Ontario, Canada, on Thursday, April 25, 2002 at the hour of 11:00 a.m. (EST), for the following purposes:

     1. To receive the Annual Report of the Corporation, the financial statements of the Corporation contained therein as at and for the year ended December 31, 2001 and the report of the auditors thereon.

     2. To elect directors to hold office until the next annual meeting of shareholders or until their respective successors are elected.

     3. To appoint KPMG LLP, Chartered Accountants, as independent auditors for fiscal 2002 and to authorize the Board of Directors to fix the remuneration of the auditors.

     4. To transact such further and other business as may properly come before the meeting or any adjournment or adjournments thereof.

A copy of the Corporation's Annual Report to Shareholders, Management Information Circular and Proxy Statement and a form of proxy accompany this Notice.

DATED at Toronto, this 14th day of March, 2002.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Karen Basian

                              Karen Basian

                              Chief Financial Officer, Senior Vice President Corporate Services and Corporate Secretary


NOTE: SHAREHOLDERS WHO ARE UNABLE TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN, IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, THE FORM OF PROXY ACCOMPANYING THIS NOTICE. IN ORDER TO BE VOTED, PROXIES MUST BE RECEIVED BY THE CORPORATION, C/O ITS REGISTRAR AND TRANSFER AGENT, COMPUTERSHARE INVESTOR SERVICES INC., 100 UNIVERSITY AVENUE, 11TH FLOOR, TORONTO, ONTARIO, M5J 2Y1, ATTENTION: STOCK TRANSFER DEPARTMENT, BY NO LATER THAN 5:00 P.M. (EST) ON TUESDAY, APRIL 23, 2002 OR, IN THE CASE OF ANY ADJOURNMENT OF THE MEETING, BY NO LATER THAN 5:00 P.M. (EST) ON THE SECOND BUSINESS DAY IMMEDIATELY PRECEDING THE DATE OF SUCH ADJOURNED MEETING.

                              724 SOLUTIONS INC.
                        10 YORK MILLS ROAD, 3RD FLOOR
                               TORONTO, ONTARIO
                                   M2P 2G4

                            [LOGO -- 724 SOLUTIONS]


               MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
                 RELATING TO THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2002


                             SOLICITATION OF PROXIES

     THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF 724 SOLUTIONS INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION (THE "MEETING") to be held on the 25th day of April, 2002, at the time and place and for the purposes set forth in the Notice of Meeting accompanying this Management Information Circular and Proxy Statement and at any adjournment or adjournments thereof. It is expected that the solicitation will be made primarily by mail. The costs of the solicitation will be borne by us. Proxies may also be solicited personally by our directors, officers or employees at nominal cost. This Management Information Circular and Proxy Statement and the accompanying form of proxy and Annual Report to Shareholders are expected to be first mailed to shareholders on or about March 22, 2002.

     UNLESS OTHERWISE INDICATED, INFORMATION CONTAINED HEREIN IS GIVEN AS OF FEBRUARY 28, 2002 AND ALL DOLLAR AMOUNTS HEREIN ARE STATED IN UNITED STATES DOLLARS. Management knows of no matters to come before the Meeting other than the matters referred to in the accompanying Notice of Meeting.

                      APPOINTMENT AND REVOCATION OF PROXIES

     The persons named in the enclosed form of proxy are our directors and/or officers. A shareholder desiring to appoint some other person to attend, act and vote for him or her and on his or her behalf at the Meeting and at any adjournments thereof may do so either by inserting that person's name in the blank space provided in the form of proxy or by completing another proper form of proxy and, in either case, delivering the completed proxy to us c/o Computershare Investor Services Inc., our Registrar and Transfer Agent, at 100 University Avenue, 11th Floor, Toronto, Ontario, M5J 2Y1, Attention:
Stock Transfer Department, or returning it by mail in the envelope provided for that purpose, in either case so that it is received by Computershare Investor Services Inc. at the above-noted office by no later than 5:00 p.m.
(EST) on Tuesday, April 23, 2002, or, in the case of any adjournment of the Meeting, by no later than 5:00 p.m. (EST) on the second business day immediately preceding the date of such adjourned meeting.

     The proxy must be signed by the shareholder, or by his or her attorney authorized in writing, as his or her name appears on our register of shareholders. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized. A proxy may also be signed by the shareholder or duly authorized attorney by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be).

     In addition to revocation in any other manner permitted by law, a proxy given in connection with this solicitation may be revoked by instrument in writing executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, or by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the shareholder or attorney, as the case may be) and either:

     (i) deposited at or transmitted to, by telephonic or electronic means, our registered office at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used; or

     (ii) deposited with or transmitted to, by telephonic or electronic means, the chairman of the Meeting on the day of the Meeting, or any adjournments thereof.

           Upon either of such deposits or transmittals, the proxy is revoked.


                        EXERCISE OF DISCRETION BY PROXIES

     The persons named in the enclosed form of proxy will vote or withhold from voting the shares in respect of which they are appointed on any ballot that may be called for in accordance with the direction of the shareholders appointing them and, if a shareholder specifies a choice with respect to any matter to be acted upon, the shares shall be voted accordingly. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED FOR ALL OF THE MATTERS REFERRED TO IN ITEMS (A) AND (B) IN THE ACCOMPANYING FORM OF PROXY, ALL AS STATED UNDER THE APPROPRIATE HEADINGS IN THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT.

     THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS OF THE DATE OF THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT, MANAGEMENT OF THE CORPORATION KNOWS OF NO SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS TO COME BEFORE THE MEETING. HOWEVER, IF ANY SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS NOT NOW KNOWN TO MANAGEMENT OF THE CORPORATION SHOULD PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXIES HEREBY SOLICITED WILL BE VOTED THEREON IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING SUCH PROXIES.

                    FINANCIAL STATEMENTS AND AUDITORS' REPORT

     The Board of Directors will submit to the shareholders at the Meeting our consolidated financial statements for the year ended December 31, 2001, and the Auditors' Report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken. A copy of these financial statements and the Auditors' Report is included in our Annual Report to Shareholders, which is being mailed to our shareholders together with this Management Information Circular and Proxy Statement.

                                 THE CORPORATION

     We are a leading global provider of Internet infrastructure software that enables the delivery of secure applications and mobile transaction solutions across a wide range of Internet-enabled devices. We were incorporated in 1997, and introduced our initial financial services products in 1999.

Since that time, we have also begun to offer brokerage, credit card, payments and alerts solutions, in a variety of languages and currencies around the world. Our suite of products and services enables companies to capitalize on the mobile Internet by building, deploying and integrating personalized and secure mobile payments and applications. In 2001, the company extended its solutions to the mobile operator market, leveraging its Alerts Solutions, 724 Frameworks and Secure Payment Solutions. With critical security features built in, our Wireless Internet Platform, 724 Frameworks and solutions can be quickly implemented and integrated with existing systems and scaled or expanded to accommodate future growth. We also enable our customers to more rapidly introduce services with end-to-end customer support through our global hosting provider, Computer Sciences Corporation.

     Using our solutions, our customers can offer new, easy to use, highly personalized, value-added services which leverage the flexibility and convenience of the mobile Internet, while building stronger relationships with their customers. Our customers currently include leading financial institutions and we have entered into key strategic customer relationships with two leading mobile network operator partners. With corporate offices in Toronto, Canada, we have development and sales offices around the world, including Australia, Hong Kong, Germany, the United Kingdom and the United States.

                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

     Our authorized capital consists of an unlimited number of preference shares, issuable in series, and an unlimited number of common shares ("Common Shares"). Our shareholders ("Shareholders") are entitled to exercise one vote in respect of each Common Share held. At all meetings of Shareholders, each Common Share entitles the registered holder thereof to one vote, which may be exercised in person or by proxy. Shares represented at the Meeting in person or by proxy will be counted toward the existence of a quorum notwithstanding their abstention or non-vote on certain matters. Abstentions and non-votes with respect to a particular proposal will not be counted toward the total number of votes cast, however, in determining whether the proposal receives the necessary approval.

     As at February 28, 2002, we had outstanding 58,417,447 Common Shares, each carrying the right to one vote. No preference shares have been issued.

     We have fixed March 13, 2002 as the record date (the "Record Date") for Shareholders entitled to receive notice of the Meeting. In accordance with the provisions of the BUSINESS CORPORATIONS ACT (Ontario) (the "Act"), we will prepare a list of Shareholders as at the close of business on the Record Date. In accordance with the voting rights attaching to the Common Shares, each Shareholder named in the list will be entitled to vote the shares shown opposite his or her name on the said list, except to the extent that: (i) the Shareholder has transferred any of his or her Common Shares after the Record Date; and (ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included on the list of Shareholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting. The failure of a Shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

     To the knowledge of our directors and officers, as at February 28, 2002, the only Shareholders beneficially owning, directly or indirectly, or exercising control or direction over more than 5% of the Common Shares are as set forth in the Principal Shareholders Table below. In addition, the table sets forth the beneficial ownership of each of our directors and each of our executive officers named in the Summary Compensation Table below, as well as all of our directors and executive officers as a group. Percentage ownership is based upon 58,417,447 Common Shares outstanding as of February 28, 2002. For purposes of this table, the term "beneficial ownership" includes outstanding Common Shares, as well as

Common Shares issuable upon exercise of vested options, and options that vest within 60 days of February 28, 2002.

PRINCIPAL SHAREHOLDERS TABLE
                                            NUMBER OF
        NAME OF SHAREHOLDER               COMMON SHARES      PERCENT OF CLASS
-------------------------------------  -------------------  ------------------
Sonera Corporation (1)                      6,400,000              11.0%
P.O. Box 106, FIN-00051
Sonera, Teollisuukatu 15
Helsinki, Finland

Austin Ventures (2)                         4,790,471               8.2%
701 N. Brazos Street, Suite 1400
Austin, Texas 78701

Bank of Montreal                            3,930,135               6.7%
First Canadian Place, 21st Floor
Toronto, Ontario M5X 1A1

Citigroup Inc. (3)                          3,531,500               6.1%
425 Park Avenue
New York, New York 10043

Bank of America Corporation (4)             3,251,861               5.6%
Bank of America Corporate Center
100 North Tryon Street
NC1-007-23-11
Charlotte, North Carolina 28255

Blue Sky Capital Corporation (5)            3,205,000               5.5%
c/o 724 Solutions Inc.
10 York Mills Road, 3rd Floor
Toronto, Ontario M2P 2G4

John J. Sims (6)                              812,220               1.4%

Harald Sammer(7)                              698,887               1.2%

Christopher E. Erickson (8)                   376,833                  *

Karen Basian (9)                              164,800                  *

Peter Klante(10)                              161,625                  *

Alistair Rennie(11)                            72,332                  *

Lloyd F. Darlington(12)                         7,125                  *

Glenn Barrett(13)                              13,825                  *

James D. Dixon(14)                              9,250                  *

Barry J. Reiter(15)                             4,000                  *

Holger Kluge(16)                                4,000                  *

Joseph  C. Aragona(17)                          3,000                  *

Charles M.B. Goldman(18)                        3,000                  *

Antti H.A. Vasara(19)                           3,000                  *

All directors and executive officers
     as a group (15 persons) (20)           5,538,897               9.4%

Notes to Principal Shareholders Table:

    * -  Less than 1%

(1) These Common Shares are held beneficially and of record by Sonera SmartTrust Ltd., a wholly-owned subsidiary of Sonera Corporation. Antti Vasara, a Director of the Corporation, is the acting Chief Executive Officer and a member of the executive management team of Sonera
     SmartTrust Ltd.
(2) The Common Shares indicated as beneficially owned by Austin Ventures represent: (a) 4,659,425 Common Shares held by Austin Ventures VI, L.P.; and (b) 131,046 Common Shares held by Austin Ventures VI Affiliates Fund, L.P. The general partner of Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P. is AV Partners VI, L.P. The general partners of AV Partners VI, L.P. are Joseph Aragona, Kenneth DeAngelis, Jeffery Garvey, Ed Olkkola, John Thorton and Blaine Wesner. Each of the general partners of AV Partners VI, L.P. disclaims beneficial ownership of the Common Shares held by Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P., except to the extent of his pecuniary interest in these Common Shares.
(3) These Common Shares are held of record by Citicorp Strategic Technology Corporation. Citicorp Strategic Technology Corporation is a wholly-owned subsidiary of Citicorp, which is a wholly-owned subsidiary of Citigroup Holdings Company, which is a wholly-owned subsidiary of Citigroup Inc.
(4) Includes Common Shares beneficially held by NB Holdings Corporation, NationsBanc Montgomery Holdings Corporation and Banc of America
     Securities LLC, each of which is an affiliate of Bank of America
     Corporation.
(5) Gregory Wolfond, a Director of the Corporation, is the sole director and shareholder of Blue Sky Capital Corporation.
(6) Includes 222,685 Common Shares that, as of February 28, 2002, are subject to an unvested share repurchase right in favour of us. 17,130 of these Common Shares were released from the unvested share repurchase right on March 1, 2002 and an additional 17,130 Common Shares will be similarly released on the first day of every month thereafter. Also includes 82,298 Common Shares that are held in escrow under the terms of our acquisition of TANTAU Software, Inc.
(7) Includes 222,685 Common Shares that, as of February 28, 2002, are subject to an unvested share repurchase right in favour of us. 17,130 of these Common Shares were released from the unvested share repurchase right on March 1, 2002 and an additional 17,130 Common Shares will be similarly released on the first day of every month thereafter. Also includes 82,298 Common Shares that are held in escrow under the terms of our acquisition of TANTAU Software, Inc.
(8) Includes 338,333 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002.
(9) Includes 164,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002.
(10) Includes 74,079 Common Shares that, as of February 28, 2002, are subject to an unvested share repurchase right in favour of us. 3,368 of these Common Shares were released from the unvested share repurchase right on March 1, 2002 and an additional 3,367 Common Shares will be similarly released on the first day of every month thereafter. Also includes 16,177 Common Shares that are held in escrow under the terms of our acquisition of TANTAU Software, Inc.
(11) Includes 72,332 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002.
(12) Includes 4,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002.
(13) Includes 13,625 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002.
(14) Includes 4,250 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002.
(15) Includes 4,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002.
(16) Consists of 4,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002.
(17) Consists of 3,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002. The 4,790,471 Common Shares held by Austin Ventures may be deemed to be beneficially owned by Mr. Aragona due to his affiliation with these funds. Mr. Aragona disclaims beneficial ownership of the Common Shares held by Austin Ventures, except to the extent of his pecuniary interest therein.
(18) Consists of 3,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002. Mr. Goldman may be deemed to be the beneficial holder of 1,012,713 Common Shares held by J.P. Morgan Partners (BHCA), L.P., due to his affiliation with J.P. Morgan Partners, LLC. Mr. Goldman disclaims beneficial ownership of the Common Shares held by J.P. Morgan Partners
     (BHCA), L.P., except to the extent of his pecuniary interest therein.
(19) Consists of 3,000 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002.
(20) Includes 613,540 Common Shares issuable upon the exercise of presently vested options or options that vest within 60 days from February 28, 2002.

     As of February 28, 2002, approximately 239 of the recordholders of our Common Shares had addresses in the U.S. These holders owned 37,747,023 Common Shares, or approximately 64.5% of our total issued and outstanding Common Shares.

                              ELECTION OF DIRECTORS

     At the date of this Management Information Circular and Proxy Statement, our Articles provide for a flexible number of directors, subject to a minimum of three and a maximum of 20. The number of directors within this range is to be determined by the Board of Directors from time to time. On September 10, 2001 and September 12, 2001, respectively, the Board of Directors accepted Robert S. Prichard's and Frederick T. White's resignations as directors. Mr. Christopher Erickson was appointed to fill one of these vacancies on September 11, 2001. As such, we currently have 10 directors whose terms of office all expire at the Meeting, subject to the provisions of the Act.

     In view of his other business commitments, Mr. Antti Vasara has advised the Chairman of his decision not to stand for re-election to the Board of Directors upon the expiry of his term of office at the Meeting and to resign from the Board of Directors at that time. The Corporate Governance Committee has examined our governance processes and has determined that our Board of Directors should consist of 9 members. Accordingly, prior to the Meeting the Board of Directors will fix the number of directors at 9, to be effective at the commencement of the Meeting. The shareholders will be asked to elect 9 directors. A MAJORITY OF THE MEMBERS OF THE BOARD OF DIRECTORS AND OF EVERY COMMITTEE OF DIRECTORS MUST BE RESIDENTS OF CANADA WITHIN THE MEANING GIVEN TO SUCH TERM IN THE ACT.

     The persons named in the enclosed form of proxy intend to vote FOR the election of the proposed nominees whose names are set forth in the table below. The proposed nominees are all now members of the Board of Directors and have been since the years indicated.

     Proxies conferring authority to vote for the election of those individuals to be nominated by management will be voted FOR the election of all of the proposed nominees in the absence of directions from the Shareholders granting such proxies to withhold from voting for one or more proposed nominee(s). Management does not contemplate that any of the proposed nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the form of proxy accompanying this Management Information Circular and Proxy Statement confers on the persons named in the proxy the right to vote for another nominee in their discretion. In the election of directors, the 9 nominees receiving the highest number of affirmative votes in respect of the Common Shares present, or represented and voting (in person or by proxy) on the election of directors at the Meeting, shall be elected as directors. Each director will hold office until the next annual election of directors or until his or her successor is elected, unless his or her office is earlier vacated.

     Our Board of Directors does not have an executive committee. It is required to have an audit committee. The current members of the Audit Committee are Holger Kluge (Chairman), Joseph Aragona and Lloyd Darlington. Mr. Aragona and Mr. Kluge are considered independent directors under Rule 4200(a)(14) of the NASDAQ National Market, and they satisfy the NASDAQ National Market's requirements relating to the qualification of its members and their required understanding of financial statements and financial affairs.

     Mr. Darlington is not considered an independent director for purposes of such rules, as he is an executive officer of Bank of Montreal. Bank of Montreal's payments to the Corporation for license fees and services exceeded 5% of the Corporation's consolidated gross revenues for each of the past three years. The Board of Directors has evaluated this relationship and has determined, in its business judgment, that the best interests of the Corporation and its shareholders are served by Mr. Darlington's appointment to the Audit Committee. He has served on the Board of Directors since 1998 and has extensive industry and financial expertise. He is familiar with the Corporation's business model, license agreements, revenue recognition policies and other important information concerning its business and affairs that are critical to the Corporation's financial statements and reporting processes. The Board of Directors has determined, in its business judgment, that the relationship does not interfere with Mr. Darlington's exercise of independent judgment. Mr. Darlington satisfies the NASDAQ National Market's requirements relating to the qualification of its members and the required understanding of financial statements and financial affairs.

     The membership of the Audit Committee complies with The Toronto Stock Exchange Corporate Governance Guidelines, which are described in the "Corporate Governance" section herein. See the "Corporate Governance" section herein for a more detailed discussion of the Audit Committee, as well as a discussion of the Board of Directors' other committees.

     The following table sets forth the name of each person proposed to be nominated for election to the Board of Directors at the Meeting, all positions and offices of the Corporation currently held by him or her, his or her principal occupation or employment at present and for at least the five preceding years and the number of Common Shares beneficially owned, or over which control or direction is exercised, as of February 28, 2002:

DIRECTORS TABLE


                                                                                                  COMMON SHARES
                                                                                  YEAR         BENEFICIALLY OWNED OR
 NAME, AGE AND POSITION                                                          BECAME        OVER WHICH CONTROL OR
  WITH THE CORPORATION                   PRINCIPAL OCCUPATION                   DIRECTOR      DIRECTION IS EXERCISED(1)
-----------------------------------------------------------------------------------------------------------------------

GREGORY H. WOLFOND, 40, Chairman  of  our  Board  of  Directors  since  April      1997                 (2)
Chairman of our Board   1998.   Mr. Wolfond  co-founded  the  Corporation  in
of Directors            July 1997 and served as our Chief  Executive  Officer
                        from September  1997 until our  acquisition of TANTAU
                        Software,   Inc.  in  January  2001.  In  1987,   Mr.
                        Wolfond founded Footprint  Software Inc. (a financial
                        services   software   company)  where  he  helped  to
                        develop  systems  designed  for  ease  of use  across
                        large   financial    institutions.    IBM   purchased
                        Footprint  in May 1995 and Mr.  Wolfond  continued to
                        serve as Chief  Executive  Officer of Footprint until
                        July 1997. While at IBM,  Mr. Wolfond  helped develop
                        IBM's network computing  technology for the financial
                        services  industry.  Mr. Wolfond has a BA in Computer
                        Science from the University of Western Ontario.

JOHN J. SIMS, 46,       Our  Chief  Executive  Officer  since  January  2001.      2001                 (3)
Chief Executive Officer Mr. Sims, TANTAU Software, Inc.'s co-founder,  served
and Director            as its  President  and Chief  Executive  Officer from
                        inception  until  founding in February 1999, Mr. Sims
                        served   as   Chief   Operating    Officer   of   SCC
                        Communications   Corp.  (a  U.S.   telecommunications
                        support  service  company).  From November 1985 until
                        November 1995, Mr. Sims served in several  management
                        positions   at  Tandem   Computers  (a  developer  of
                        computer  systems),   including  Vice  President  and
                        General     Manager     of     Tandem's     worldwide
                        telecommunications  business.  Mr.  Sims also  served
                        in   various   financial   and   general   management
                        positions with the

                                      7



                        Burroughs  Corporation  (a  manufacturer  of computer
                        and related  equipment) from June 1977 until November
                        1985.  Mr. Sims holds an  Accounting  degree from the
                        University  of  Glasgow,   Scotland.   Mr.  Sims  was
                        initially  appointed to the Board of Directors  under
                        the  terms  of  our  merger   agreement  with  TANTAU
                        Software, Inc.

CHRISTOPHER E.          Mr.   Erickson   co-founded  the   Corporation   with      2001               38,500
ERICKSON, 36, Director  Mr. Wolfond.  Mr.  Erickson  is  currently a director
and Executive Vice      and  our  Executive   Vice   President  and  Managing
President & Managing    Director,   EMEA.   Mr.   Erickson   has   served  as
Director EMEA           President,  General  Counsel,  and as Executive  Vice
                        President, Global Business Development. He served  as
                        President  from  inception  until our  acquisition of
                        TANTAU in January 2001 and as a director between July
                        1998 and July 2000. Mr. Erickson  was re-appointed to
                        our Board in September 2001. Mr. Erickson also served
                        as Corporate  Secretary until  October 2000. In 1989,
                        he   founded   Cygnus  Computer  Associates  Ltd.,  a
                        software   engineering   firm  that  specialized   in
                        developing    client-server    applications.    While
                        continuing to  act as President  of Cygnus  he joined
                        Fasken  Campbell  Godfrey, a  Canadian law firm, as a
                        corporate/commercial  technology  lawyer in  1994. In
                        July 1997,  he sold  his interest in  Cygnus and left
                        Fasken Campbell Godfrey  to  start  724 Solutions. He
                        has  served as  a  director of  the  Washington, D.C.
                        based Computer Law Association and as Chairman of the
                        E-Commerce   Subcommittee  of  the  Investment  Funds
                        Institute of Canada. He has also served as a director
                        of the Foundation for  Responsible Computing and as a
                        director  and  general  counsel  to  the  Interactive
                        Multimedia  Arts  and  Technologies  Association. Mr.
                        Erickson  is a  graduate of the  Computer Engineering
                        program  (BSc) at the  University of Waterloo, and of
                        the  University of Toronto Law School (LLB).  He is a
                        licensed professional engineer (PEng),  and  a lawyer
                        qualified to practice in Ontario.

LLOYD F. DARLINGTON,    President and Chief Executive Officer,  Emfisys (Bank      1998               3,125
57, Director            of  Montreal's   technology  division)  and  Head  of
                        E-Business of Bank of Montreal (a Canadian  chartered
                        bank) since November  2000. Mr.  Darlington is also a
                        director  of  Cebra  Inc.  (an  electronic   commerce
                        company,  wholly-owned  by Bank of  Montreal)  and of
                        Symcor Inc. (a payment processing  corporation).  Mr.
                        Darlington was Chief  Technology  Officer and General
                        Manager  of Bank of  Montreal  from  May  1996  until
                        November 2000.  Mr. Darlington  began his career with
                        Bank of Montreal in 1967 and,  since 1980, has held a
                        variety of executive  positions.  Most  recently,  he
                        served as Executive Vice  President,  Operations from
                        1989  to  1996.   Mr. Darlington  received  a  BA  in
                        English and Psychology from McGill  University and an
                        MBA (Hons.) from Concordia University.

                                      8



JAMES D. DIXON, 58,     Mr.  Dixon was  President of  bankofamerica.com  from      1999               5,000
Director                February   2000  until   January   2002.   Mr.  Dixon
                        previously  served  as  Group  Executive  of  Bank of
                        America Technology  and  Operations between September
                        1998 and February 2000. From 1991 until the merger of
                        NationsBank Corporation and Bank America Corporation,
                        Mr.   Dixon  served   as   President  of  NationsBank
                        Services,  Inc.  Prior  to  that, he  served as Chief
                        Financial   Officer  of   C&S/Sovran  Corporation  (a
                        predecessor to NationsBank).

HOLGER KLUGE, 60,       Mr.  Kluge was  President,  Personal  and  Commercial      2000                 -
Director                Bank, of Canadian  Imperial Bank of Commerce ("CIBC")
                        from 1990  until he  retired  in May 1999.  Mr. Kluge
                        joined  CIBC  in 1959  and  held  various  management
                        positions in the CIBC branch  system in Canada and in
                        corporate  and  international  banking in  Singapore,
                        Japan   and   Hong   Kong.   Mr.   Kluge's    current
                        directorships   include   Husky  Energy  Inc. (an oil
                        and   gas  company),   Hutchison   Telecommunications
                        (Australia)      Ltd.      (a      telecommunications
                        infrastructure    company),    Tom.com   Limited   (a
                        China-oriented  multi-media firm), Polyphalt Inc., (a
                        licensor  of  polymer  modified   asphalt   (Bitumen)
                        technology),   Fincentric   Inc.  (a   developer   of
                        software  solutions for the global financial services
                        industry),  and Hong Kong  Electric  Group (a utility
                        company).

BARRY J.  REITER, 53,   Chairman of the Technology  Group and a member of the      2000                 -
Director                Executive  Committee  at Torys LLP (an  international
                        law firm).  Mr. Reiter is also currently  Chairman of
                        Algorithmics   Inc.  (a  developer  and  provider  of
                        financial  risk  management   software)  and  Battery
                        Technologies   Inc.  (a   developer  of  rechargeable
                        batteries  technology),  and  a  director of Alliance
                        Atlantis Communications Inc. (a broadcaster,  creator
                        and developer of  filmed  entertainment),  Eco  Waste
                        Solutions Inc. (a manufacturer of  eco-friendly waste
                        oxidizer systems),  RBC  Technology  Ventures Inc. (a
                        Canadian venture group),  Lorus  Therapeutics Inc. (a
                        Canadian   biopharmaceutical   company),  Avotus   (a
                        telephony  infrastructure   and  network   management
                        company), Telepanel  Systems Inc. (a  manufacturer of
                        products  for  ESL  systems  for  use  in the  retail
                        industry) and the  Webhelp  group of companies. Prior
                        to  joining Torys,  Mr. Reiter was a law professor at
                        the Faculty of Law, University of Toronto.

JOSEPH C.               Served on TANTAU Software,  Inc.'s Board of Directors      2001                 -
ARAGONA(4), 45,         from  April  1999  until  our  acquisition  of TANTAU
Director                Software,  Inc.  in January  2001.  Mr.  Aragona is a
                        General  Partner of Austin  Ventures (a U.S.  venture
                        capital firm),  which he joined in 1982.  Mr. Aragona
                        has a BA in Economics from Harvard  University and an
                        MBA  degree  from the  Harvard  University  School of
                        Business  Administration.  Mr. Aragona  was initially
                        appointed to the Board of  Directors  under the terms
                        of our  acquisition  agreement with TANTAU  Software,
                        Inc.,  which  provided that four members of the Board
                        of Directors selected by TANTAU Software,  Inc. would
                        be appointed on completion of the transaction.

                                      9




CHARLES M. B.           Served on Tantau's  Board of Directors from June 2000      2001                 -
GOLDMAN(5), 33,         until our  acquisition  of TANTAU  Software,  Inc. in
Director                January  2001.  Mr. Goldman  has been a Principal  of
                        J.P.  Morgan  Partners,  LLC (a global private equity
                        organization)  since  1999  and currently sits on the
                        Board of Directors of  USA.net  (a global e-messaging
                        service  provider)  and  iWon (an Internet portal and
                        cash  sweepstakes  Web site).  From 1990 to 1992, Mr.
                        Goldman worked with the Global Finance Department  of
                        Dillon, Read & Co. (an investment banking firm). From
                        1992 to 1994,  and  again  in  1996, until becoming a
                        Principal  in  1999,  Mr. Goldman was an associate at
                        Chase  Capital  Partners  (now J.P. Morgan Partners).
                        Mr.  Goldman  also  worked  with  the  consumer  long
                        distance  division  of  Sprint  in  1995. Mr. Goldman
                        holds a BA from the University of Pennsylvania, a  BS
                        from Wharton School of the University of Pennsylvania
                        and  an  MBA  from  the  Harvard Business School. Mr.
                        Goldman  was  initially  appointed  to  the  Board of
                        Directors   under  the   terms  of  our   acquisition
                        agreement with TANTAU Software, Inc., which  provided
                        that  four members of the Board of Directors selected
                        by  TANTAU  Software,  Inc.  would  be  appointed  on
                        completion of the transaction.


                                                          -------------------
Notes:
(1) The information as to Common Shares beneficially owned or controlled, not being within the knowledge of the Corporation, has been furnished by the proposed nominees.
(2) See "Voting Shares and Principal Shareholders Thereof" for details of Common Shares owned or controlled by entities related to Mr. Wolfond.
(3) Includes 222,685 Common Shares that, as of February 28, 2002, are subject to an unvested share repurchase right in favour of us. 17,130 of these Common Shares were released from the unvested share repurchase right on March 1, 2001 and an additional 17,130 Common Shares will be similarly released on the first day of every month thereafter. Also includes 82,298 Common Shares that are held in escrow pursuant to the terms of our merger agreement with TANTAU Software, Inc.
(4) Mr. Aragona may be deemed to be the beneficial holder of 4,790,471 Common Shares held by Austin Ventures due to his affiliation with these funds. Mr. Aragona disclaims beneficial ownership of the Common Shares held by Austin Ventures, except to the extent of his pecuniary interest therein.
(5) Mr. Goldman may be deemed to be the beneficial holder of 1,012,713 Common Shares held by J.P. Morgan Partners (BHCA), L.P., due to his affiliation with J.P. Morgan Partners, LLC. Mr. Goldman disclaims beneficial ownership of the Common Shares held by J.P. Morgan Partners (BHCA), L.P., except to the extent of his pecuniary interest therein.

     As at February 28, 2002, our directors and officers (including non-executive officers), as a group, together with members of their respective families and entities related to them, directly or indirectly, owned of record or beneficially, or exercised control or direction over, an aggregate of 4,924,357 Common Shares (representing approximately 8.4% of the outstanding Common Shares) and options for the purchase of a total of 613,540 Common Shares are presently vested, or will vest within 60 days of February 28, 2002, in the directors and officers. In addition, as at February 28, 2002, our directors and officers held stock options in respect of an aggregate of 847,464 Common Shares, which have not yet vested. If all such securities were exercised, such persons would own an additional 1,461,004 Common Shares and would hold, on a when-issued basis, approximately an additional 2.3% of the outstanding shares.

                               EXECUTIVE OFFICERS

                  The following sets forth information about our executive officers:

                  JOHN J. SIMS. Mr. Sims has served as our Chief Executive Officer since January 2001. For information regarding Mr. Sims' background, please see the directors' table under the caption "Election of Directors" above.

                  KAREN BASIAN. Ms. Basian, 39, is currently our Chief Financial Officer and Senior Vice President, Corporate Services and Corporate Secretary. She joined us as Chief Financial Officer in February 1999. In September 1994, she joined Frito-Lay as Finance Director of Hostess Frito-Lay, and became Director of Strategic Planning for Frito-Lay North America in July 1995. She served as Chief Financial Officer and Vice President, Finance at Hostess Frito-Lay from September 1996 to February 1999. She has also held positions with Bain & Company, from March 1989 to August 1994, where she served as a consultant, and with Deloitte & Touche, from September 1984 to December 1987, where she specialized in international tax. Ms. Basian has an Honours degree in Business Administration from the University of Western Ontario, an MBA from IMEDE, Lausanne, Switzerland and is a Chartered Accountant.

                  HARALD SAMMER. Mr. Sammer, 50, has served as our Chief Technology Officer since January 2001. Mr. Sammer, a TANTAU co-founder, served as Tantau's Executive Vice President and Chief Technology Officer from inception until our acquisition of TANTAU in January 2001. Beginning in June 1996, Mr. Sammer served as Vice President and General Manager of the Tektonic Business Unit for Tandem Computers. Mr. Sammer continued to serve in that position after Tandem was acquired by Compaq, until Tantau's founding in February 1999. Mr. Sammer also held the position of Director of Tandem's High Performance Research Center between June 1986 and June 1996. Mr. Sammer holds an Engineering degree in Communications Technology from Hohere Technische Bundeslehr und Versuchsanstalt in Modling, near Vienna, Austria.

                  CHRISTOPHER E. ERICKSON. Mr. Erickson co-founded the Corporation with Mr. Wolfond. Mr. Erickson is currently our Executive Vice President and Managing Director, EMEA. For information regarding Mr. Erickson's background, please see the directors' table under the caption "Election of Directors" above.

                  ALISTAIR RENNIE. Mr. Rennie, 36, is currently our Senior Vice President Marketing and Corporate Development. Prior to that, he was our General Manager, Applications Business Unit, since the acquisition of TANTAU, in January 2001. He joined us in April 1999 as Senior Vice President of Marketing, and was promoted to Executive Vice President of Marketing in March 2000. In 1989, Mr. Rennie joined IBM as a business analyst, and held various product management and marketing positions with IBM, becoming Program Director, Applications Server Marketing in 1997, until his departure in April 1999. Mr. Rennie has a BA in Economics and an Honours degree in Business Administration from the University of Western Ontario.

                  PETER KLANTE. Mr. Klante, 39, is currently our Senior Vice President Product Group. Prior to that, he was our General Manager, Platform Business Unit since January 2001. Mr. Klante served as Tantau's Vice President of Marketing from inception until our acquisition of Tantau in January 2001, where he was responsible for all of Tantau's worldwide marketing initiatives. Between April 1998 and October 1999, Mr. Klante served as Vice President, Marketing for Vignette Corporation. Mr. Klante served as Vice President of Marketing for Fulcrum Technologies between May 1996 and March 1998. Between January 1994 and April 1996, Mr. Klante held several key positions, including Senior Director of Notes Products, for Lotus Development. Mr. Klante holds a Mathematics degree in Computer Science and Business Administration from the University of Waterloo.

                  GLENN BARRETT. Mr. Barrett, 40, is currently our Vice President Finance and Control. Mr. Barrett joined 724 Solutions in June 2000. Prior to that time, Mr. Barrett held a number of positions with Canadian Tire Corporation, Limited during his 13-year tenure with that company. Mr. Barrett is a Chartered Accountant and holds a Bachelor of Commerce from the University of Toronto.

                             EXECUTIVE COMPENSATION

REPORT ON EXECUTIVE COMPENSATION

                  Our Human Resources and Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors concerning the terms of the compensation packages provided to senior executive officers, including salary, bonus and awards under any new compensation plans that we may adopt in the future. The Human Resources and Compensation Committee also supervises the Stock Option Committee's administration of our 2000 Stock Option Plan and establishes guidelines for the Stock Option Committee with respect to the granting of options to our employees and consultants.

                  Our executive compensation policies have been designed to attract, motivate and retain the key talent necessary for us to be successful in the highly competitive business environment in which we operate. Such policies have been designed to recognize and reward individual performance and provide compensation levels which are competitive with Canadian and U.S. companies of comparable size and type, and which face similar operating and financial issues.

                  The Human Resources and Compensation Committee's policy is to offer our executive officers competitive compensation opportunities based on overall company performance, individual contribution to our financial success and their personal performance in helping to build our company and position it for long-term growth. In making its determinations, the Human Resources and Compensation Committee also considers reports from independent professional compensation advisors. The compensation for the Chief Executive Officer and certain other of our executive officers is decided in accordance with these compensation policies and with consideration to the employment agreements that we have entered into with them.

                  The key components of each executive officer's compensation package are: (i) base salary; (ii) short-term compensation incentives; and
(iii) long-term compensation incentives.

BASE SALARY

                  Executives' salaries and benefits are intended to approximate median competitive levels for similar positions in comparable Canadian and U.S. technology companies. Consideration is given by the Human Resources and Compensation Committee to the particular executive officer's experience, personal performance, leadership, contribution to our business generally and achievement of annual specific objectives.

SHORT-TERM COMPENSATION INCENTIVES

                  Certain executive officers receive a portion of their annual compensation in the form of bonuses. Bonuses are subject to the executive's overall contribution and performance and will be subject to achieving certain annual operating targets that are currently being developed by the Human Resources and Compensation Committee. For the year ended December 31, 2001, it was decided by the Human Resources and Compensation Committee that no bonuses would be paid given the performance against annual operating targets.

LONG-TERM COMPENSATION INCENTIVES

                  Our long-term incentive compensation for executive officers is provided through grants of stock options under our stock option plans. See "Stock Option Plans" below for details regarding these plans. Our stock option plans are administered by the Stock Option Committee of our Board of Directors, subject to option grant guidelines that were developed by the Human Resources and Compensation Committee. The number of stock options granted is based on each individual's salary range, responsibility and performance, and takes into account the number and terms of stock options that have been previously granted to that individual.

                  In January 2002, our Board determined that many of our outstanding options had exercise prices that were significantly higher than the current market price of our Common Shares. Given the uncertainty of current market conditions, our Board determined that employees may have believed that their opportunity to realize any value from existing options was limited. By making the offer to exchange eligible options described under "Summary Information Concerning Stock Option Plans - Stock Option Exchange Program", we sought to provide our employees with the benefit of owning options that over time may have a greater potential to increase in value, to create better performance incentives for employees and to maximize shareholder value.

                  The stock option exchange program was designed to comply with FASB Interpretation No. 144, "Accounting for Certain Transactions Involving Stock Compensation" and is not expected to result in any additional compensation charges or variable award accounting.

                  Senior executives who have joined us other than the named executives referred to in the Summary Compensation Table below have each received option grants, in accordance with option grant criteria developed by the Human Resources and Compensation Committee with the advice of employment benefits consultants.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

                  Gregory Wolfond served as Chief Executive Officer from September 1997 until January 2001, when we completed our acquisition of TANTAU Software, Inc. He continues to serve as Chairman. His salary was determined based on negotiations with the Board of Directors in August 1999 and took the form of base salary and bonuses.

                  John Sims was appointed Chief Executive Officer by the Board of Directors in January 2001. His initial salary was determined based on negotiations with us in November 2000. His future compensation will take the form of base salary, bonuses and stock options. Any future bonus payments will depend upon job performance, our financial performance, the duties and responsibilities of the Chief Executive Officer, and external competitive pay practices of other Canadian and U.S. companies of comparable size and type. The comparison of the Chief Executive Officer's compensation to similar Canadian and U.S. companies involves a number of factors, including the relative size of the companies, their financial performance and share price, the duties of the Chief Executive Officer and other circumstances the Human Resources and Compensation Committee considers relevant in making its determination based on advice obtained from time to time from employment benefits consultants.

EXECUTIVE COMPENSATION

                  The compensation of our other executive officers is determined by the Human Resources and Compensation Committee. Other than salaries set by employment agreements, salaries are set by the Committee based on the recommendation of the Chief Executive Officer. In making its determinations, the Committee considers reports from independent professional compensation advisors, the executive's experience and established or expected performance. Benefits and other compensation are also provided to executives.

                  This report is presented by the members of the Human Resources and Compensation Committee, namely:

Lloyd F. Darlington, Chairman
James D. Dixon
Gregory H. Wolfond

STOCK OPTION COMMITTEE

                  The Stock Option Committee administers our capped-off stock option plans, including our Canadian Stock Option Plan and our U.S. Stock Option Plan (which plans govern stock options granted prior to our initial public offering and are collectively referred to as the "Pre-IPO Plans"), the Ezlogin Plan and the Tantau Plan (which plans govern the stock options granted prior to our acquisitions of ezlogin.com, Inc. in June 2000 and of TANTAU Software, Inc. in January 2001). Upon completion of the initial public offering, no further grants were made, nor will any further grants be made, under the Pre-IPO Plans. The Stock Option Committee has, since the completion of the initial public offering, administered the ongoing grants under the 2000 Plan, subject to guidelines determined by the Human Resources and Compensation Committee.

STOCK OPTION PLANS

                  Our Stock Option Plans are designed to motivate, attract and retain our directors, officers, key employees and consultants and to align their interests with those of our Shareholders.

                  CANADIAN STOCK OPTION PLAN. The Canadian Stock Option Plan was adopted in September 1997 and provides for the grant of options to our employees, officers, directors, consultants and advisors. All options granted under the plan have a maximum term of 10 years and have an exercise price per share of no less than the fair market value of the Common Shares on the date of the option grant, as determined by the Board of Directors or a duly authorized committee on that date. If an optionee's employment, directorship or consulting relationship with us is terminated without cause, the vested portion of any grant will remain exercisable until the expiration date of the stock option. In the event of termination for cause, the vested portion of any grant will remain exercisable for a period of 30 days after the date of termination. Unvested options will expire on termination unless the options would have vested within six months or within the required statutory notice period following a termination without cause, whichever is earlier, or within one year if termination is due to death or disability. If a change of control of our company occurs, all options become immediately vested and exercisable. If an optionee under the Canadian Stock Option Plan ceases to be our employee or consultant, we are entitled to exercise our call right to repurchase all options beneficially owned by the optionee. Upon completion of the initial public offering, no further grants were made nor will any further grants be made, under the Canadian Stock Option Plan.

                  U.S. STOCK OPTION PLAN. The U.S. Stock Option Plan was adopted in October 1999 and provides for the grant of options and restricted shares to our employees, officers, directors and consultants. The plan provides for the grant of both incentive stock options and non-qualified stock options. Upon completion of the initial public offering, no further grants were made nor will any further grants be made, under the U.S. Stock Option Plan.

                  Non-qualified stock options granted under the plan have a maximum term of 10 years and an exercise price of no less than 85% of the fair market value of the Common Shares on the date of the grant, as determined by the Board of Directors or a duly authorized committee on such date, or 110% of the fair market value for those optionees who own Common Shares representing more than 10% of the aggregate voting power of our outstanding securities. The rights of an optionee upon the termination of his or her employment, directorship or consulting relationship with us and upon a change of control are identical to those rights discussed in the Canadian Stock Option Plan above. We are entitled to exercise our call right to repurchase all options beneficially owed by an optionee under the U.S. Option Plan should an optionee cease to be our employee or consultant.

                  THE EZLOGIN PLAN. We assumed the Ezlogin Plan on June 15, 2000 upon the completion of our acquisition of ezlogin.com, Inc. The Ezlogin Plan provided for the grant of options for the purchase of shares of common stock of ezlogin.com, Inc. to employees, officers, directors and consultants of ezlogin.com, Inc. The Ezlogin Plan provided for the grant of both incentive stock options and non-qualified stock options. We assumed the options granted under the Ezlogin Plan, which became options to purchase an aggregate of 91,796 of our Common Shares. We have not granted any additional options under this plan, nor will we in the future.

                  THE TANTAU PLAN. We assumed the 1999 Tantau Stock Plan ("Tantau Plan") on January 17, 2001, upon completion of our acquisition of TANTAU Software, Inc. The Tantau Plan provided for the grant of options for the purchase of shares of common stock of TANTAU Software, Inc. to employees, officers, directors and consultants of TANTAU Software, Inc. The plan provided for the grant of both incentive stock options and non-qualified stock options. We assumed the options granted under the Tantau Plan, which became options to purchase an aggregate of 3,513,248 of our Common Shares, which include a limited number of options granted outside of the Tantau Plan, but which contain comparable economic terms. We have not granted any additional options under this plan, nor will we in the future.

                  2000 STOCK OPTION PLAN. The 2000 Stock Option Plan was adopted in December 1999 and replaced, on a prospective basis, the Canadian and U.S. stock option plans. The stock options granted under the Canadian and U.S. Stock Option Plans prior to the date of completion of the IPO continued to be effective and governed by the terms of the plans under which they were granted. The maximum number of our Common Shares available for issuance upon exercise of options granted under the 2000 Plan, including up to 716,000 shares relating to the remaining options assumed upon our acquisition of TANTAU Software, is currently 10.5 million. The options granted under the 2000 Stock Option Plan have a maximum term of 10 years and an exercise price no less than the fair market value of the common shares on the date of the grant as determined by the Board of Directors or duly authorized committee at the date of the grant. Options held by any person under the 2000 Stock Option Plan, together with any other options granted to that person may not at any time exceed 5% of the aggregate number of common shares outstanding. If a change of control of the Company occurs, all options granted under this plan will become immediately vested and exercisable with respect to options granted prior to January 23, 2002 and one year after the change of control (or earlier in certain circumstances, including involuntary termination) in the case of options granted on or after January 23, 2002.

                  Each of our option plans have provisions providing for the automatic vesting of options upon a change of control.

SUMMARY INFORMATION CONCERNING STOCK OPTION PLANS

STOCK OPTION EXCHANGE PROGRAM

                  In January 2002, the Company announced a voluntary stock option exchange program that was offered to a majority of its employees, excluding directors, executive officers and other selected senior personnel. This new program offered eligible employees the opportunity to exchange, on a one-for-one basis, certain stock options, with strike prices greater than U.S. $3.00 and Cdn. $4.75, for an equal number of new options. (of 1,403,928 options tendered, accepted and cancelled, 1,031,416 were granted under the 2000 stock option plan, 57,212 were granted under the 1997 plan and 315,000 were granted under the Tantau Plan).

                  The new options will be granted under the terms of the Company's 2000 Stock Option Plan and will have an exercise price equal to the market price of the Company's common shares on the grant date. The new options will be exercisable for a period of 10 years from the grant date and will vest such that 25 per cent vests immediately upon grant and an additional 25 per cent will vest on each subsequent anniversary of the date of the grant.

                 In connection with the program, the Company also announced a special grant of options to purchase an aggregate of 2,603,000 common shares to its directors, most of its officers and selected senior personnel, none of whom are eligible to participate in the voluntary stock option exchange program. The options will be identical to the above-mentioned options to be granted to eligible employees and are expected to be granted on or about August 29, 2002.

                  The Company also announced a proposal to make a special grant of options to purchase an aggregate of approximately 538,000 common shares to other employees who are not eligible to participate in the voluntary stock option exchange program generally due to unique geographic or regulatory specific jurisdictions. These options would be issued at the same time as the as the new options are issued in the exchange program.

                  The following table describes the number of Common Shares in respect of which options are outstanding, have vested and have been exercised under each of our stock option plans as of February 28, 2002.

                                                                                               WEIGHTED AVERAGE
                                                                                              EXERCISE PRICE OF
             PLAN                    OUTSTANDING        VESTED            EXERCISED          OUTSTANDING OPTIONS
--------------------------------   ----------------- ----------------   ----------------  -------------------------
Pre-IPO Plans                          1,182,990         1,085,230          1,384,648               $4.18

2000 Stock Option Plan                 2,278,173(1)        260,091                  -              $18.30

Ezlogin Plan                              26,710            15,570             43,312               $2.31

Tantau Plan                            1,074,052(2)        900,883            535,130               $2.32


Notes:

(1) Includes 716,000 Common Shares subject to options that were granted under the TANTAU Plan prior to, and assumed by us upon, the acquisition of TANTAU Software, Inc. While these options are governed by the terms of the Tantau Plan, applicable rules of The Toronto Stock Exchange provided that these options are notionally counted against available grant room under the 2000 Plan.

(2) Excludes certain options granted under the TANTAU Plan that were exercised prior to vesting. The shares issued (converted into our Common Shares on the acquisition of Tantau) remain subject to a repurchase right in favour of us. Also, this figure includes 15,661 Common Shares subject to options that were granted outside of the Tantau Plan to a former Tantau employee.

                  The closing price of our Common Shares on February 28, 2002 was US$1.37 on the NASDAQ National Market, and CDN$2.18 on The Toronto Stock Exchange.

SUMMARY COMPENSATION TABLE

                  The following table sets forth the remuneration paid to our Chief Executive Officer, our former Chief Executive Officer, our four highest paid executive officers whose total salary and bonus exceeded CDN $100,000 (approximately US$65,000) for the year ended December 31, 2001 and to any person who would have been one of the four highest paid executive officers had they continued to serve in that capacity as of December 31, 2001 (the "Named Executive Officers"). As indicated above, unless otherwise indicated, all monetary figures in this Management Information Circular and Proxy Statement are stated in US dollars, being our functional currency.

-----------------------------------------------------------------------------------------------------------------------
                                       ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                   ------------------------------------------------------------------------------------
                                                                            AWARDS             PAYOUTS
                                                                   ----------------------------------------------------
   NAME AND PRINCIPAL      YEAR     SALARY     BONUS     OTHER      SECURITIES   RESTRICTED     LTIP        ALL OTHER
        POSITION                    ($)         ($)      ANNUAL      ISSUABLE    SHARES OR     PAYOUTS    COMPENSATION
                                                          COM-        UNDER      RESTRICTED      ($)           ($)
                                                       PENSATION     OPTIONS       SHARE
                                                          ($)        GRANTED       UNITS
                                                                      (#)           ($)
-----------------------------------------------------------------------------------------------------------------------
Gregory H. Wolfond,        2001    323,153      -          -           -            -           -             463
Chairman of the Board
of Directors(1)
                           2000    311,588   324,000       -           -            -           -             891
                           1999    218,434   125,000       -           -            -           -           1,661
-----------------------------------------------------------------------------------------------------------------------
John J. Sims, Chief        2001   295,342(2)    -          -        175,000         -           -             -
Executive Officer
-----------------------------------------------------------------------------------------------------------------------
Karen Basian, Chief        2001    197,646      -          -        120,000         -           -             449
Financial Officer and      2000    174,908   200,000       -         12,000         -           -             802
Senior Vice President,     1999   100,365(3)    -          -        200,000         -           -           1,079
Corporate Services and
Corporate Secretary
-----------------------------------------------------------------------------------------------------------------------
Alistair Rennie,           2001    183,183      -          -        120,000         -           -             356
Senior Vice President      2000    124,974    39,234       -         30,000         -           -             262
Marketing and Corporate    1999    66,375(4)    -          -           -            -           -             -
Development
-----------------------------------------------------------------------------------------------------------------------
Christopher E.             2001    184,576      -          -         60,000         -           -             463
Erickson, Executive        2000    162,875    16,288       -         10,000         -           -             802
Vice President &           1999    116,280      -          -           -            -           -           1,611
Managing Director,
EMEA(5)


-----------------------------------------------------------------------------------------------------------------------
                                       ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                   ------------------------------------------------------------------------------------
                                                                            AWARDS             PAYOUTS
                                                                   ----------------------------------------------------
   NAME AND PRINCIPAL      YEAR     SALARY     BONUS     OTHER      SECURITIES   RESTRICTED     LTIP        ALL OTHER
        POSITION                    ($)         ($)      ANNUAL      ISSUABLE    SHARES OR     PAYOUTS    COMPENSATION
                                                          COM-        UNDER      RESTRICTED      ($)           ($)
                                                       PENSATION     OPTIONS       SHARE
                                                          ($)        GRANTED       UNITS
                                                                      (#)           ($)
-----------------------------------------------------------------------------------------------------------------------
Peter Klante,              2001    185,839      -          -       120,000          -           -             356
Senior Vice President
Product Group
-----------------------------------------------------------------------------------------------------------------------
Christopher Jarman,        2001    255,609      -          -         20,000         -           -         289,217(7)
Executive Vice
President, Mobile
Commerce
                           2000    96,154(6) 150,000       -       100,000          -           -             198
-----------------------------------------------------------------------------------------------------------------------

Notes:

(1)  Mr. Wolfond served as our Chief Executive Officer until January 2001.
(2) Mr. Sims commenced his employment as our Chief Executive Officer on January 17, 2001. Mr. Sims' annual salary was US $315,000 in 2001.
(3) Ms. Basian commenced her employment as our Chief Financial Officer in February 1999. Ms. Basian's annual salary was CDN $178,000 (approximately US$116,000) in 1999.
(4) Mr. Rennie commenced his employment as our Senior Vice President, Marketing in April 1999. Mr. Rennie's annual salary was CDN$135,000 (approximately US$88,000) in 1999.
(5) Mr. Erickson served as our Secretary until October 2000 and President until January 2001.
(6) Mr. Jarman commenced his employment in August 2000, and became General Manager, Mobile Commerce in January 2001. Mr. Jarman's annual salary was $250,000 in 2000.
(7) Mr. Jarman ceased to be an Executive Officer as of September 2001 and ceased employment with us effective December 31, 2001 and, as severance, he was provided a lump sum payment of US $289,217.

                  For the year ended December 31, 2001, the total of the cash compensation payments to all of our Named Executive Officers and directors for services rendered in these capacities was approximately US$1,625,348.

OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 2001

                  The following table sets forth the Common Share purchase options granted to each of the Named Executive Officers under our stock option plans during the year ended December 31, 2001.

------------------------------------------------------------------------------------------------------------------------------
                             % OF TOTAL
                               OPTIONS                   MARKET VALUE
                 SECURITIES  GRANTED TO                  OF SECURITIES
                 UNDER        EMPLOYEES                   UNDERLYING                      POTENTIAL REALIZABLE VALUE ($) AT
                 OPTIONS         IN       EXERCISE OR   OPTIONS ON THE                    ASSUMED ANNUAL RATE OF STOCK PRICE
                 GRANTED      FINANCIAL    BASE PRICE    DATE OF GRANT     EXPIRATION      APPRECIATION FOR OPTION TERM(2)
     NAME           (#)        YEAR(1)    ($/SECURITY)   ($/SECURITY)         DATE              5%                  10%
------------------------------------------------------------------------------------------------------------------------------
Gregory H.           -            -            -                    -                -           -                  -
Wolfond
------------------------------------------------------------------------------------------------------------------------------
John J. Sims      175,000       3.6%        USD 20.38       USD 20.38     Jan 16, 2011           -                  -
------------------------------------------------------------------------------------------------------------------------------
Karen Basian      100,000       2.0%        CDN 25.55       CDN 25.55      Jan 2, 2011           -                  -
                   20,000       0.4%         CDN 9.10        CDN 9.10    July 27, 2011
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             % OF TOTAL
                               OPTIONS                   MARKET VALUE
                 SECURITIES  GRANTED TO                  OF SECURITIES
                 UNDER        EMPLOYEES                   UNDERLYING                      POTENTIAL REALIZABLE VALUE ($) AT
                 OPTIONS         IN       EXERCISE OR   OPTIONS ON THE                    ASSUMED ANNUAL RATE OF STOCK PRICE
                 GRANTED      FINANCIAL    BASE PRICE    DATE OF GRANT     EXPIRATION      APPRECIATION FOR OPTION TERM(2)
     NAME           (#)        YEAR(1)    ($/SECURITY)   ($/SECURITY)         DATE              5%                  10%
------------------------------------------------------------------------------------------------------------------------------
Alistair Rennie   100,000       2.0%        CDN 25.55       CDN 25.55      Jan 2, 2011           -                  -
                   20,000       0.4%         CDN 9.10        CDN 9.10    July 27, 2011
------------------------------------------------------------------------------------------------------------------------------
Christopher E.     40,000       0.8%        CDN 25.55       CDN 25.55      Jan 2, 2011           -                  -
Erickson           20,000       0.4%         CDN 9.10        CDN 9.10    July 27, 2011
------------------------------------------------------------------------------------------------------------------------------
Peter Klante      100,000       2.0%        USD 20.38       USD 20.38     Jan 16, 2011           -                  -
                   20,000       0.4%         USD 5.82        USD 5.82    July 27, 2011
------------------------------------------------------------------------------------------------------------------------------
Chris Jarman       10,000       0.2%        USD 16.69       USD 16.69      Jan 2, 2011           -                  -
                   10,000       0.2%         USD 5.82        USD 5.82    July 27, 2011
------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) In calculating this percentage, the denominator excludes options granted to directors who are not officers and includes the options assumed under the Tantau Plan.

(2) We are of the view that the trading price of our Common Shares is such that the appropriate measurement date for this calculation is February 28, 2002, rather than the respective grant dates of the particular options. Assuming a compound annual rate of growth from a base price substantially exceeding prevailing trading prices would not, in our view, yield a meaningful result. Assuming either a 5% or 10% compound rate of stock price appreciation from current trading prices would not result in any potential realizable value by the end of the respective terms of these options.

DIRECTORS' AND OFFICERS' STOCK OPTIONS

                  As at February 28, 2001, our directors and officers, including our non-executive officers, held, as a group, options to purchase an aggregate of 1,507,325 Common Shares exercisable at prices ranging from CDN$0.50 (US$0.325) to CDN$79.50 (US$51.68) and US$5.42 to US$21.75, expiring at dates ranging from September 2007 to August 2011.

AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 2001 AND YEAR-END OPTION VALUES

                  The following table sets forth the aggregate number of outstanding options to purchase Common Shares held by each of the Named Executive Officers as at December 31, 2001, together with the value of such options at that date. The aggregate number of shares purchasable under options that were vested as at December 31, 2001 for each of the Named Executive Officers is set forth in the table.

                  Amounts reported under "Value of Unexercised in-the-Money Options at Financial Year-End" represent the difference between: (i) the market value as at December 31, 2001, the last business day of the year, of the Common Shares for which vested options were owned having an exercise price less than such market value; and (ii) the exercise price of such options. The closing trading price of a Common Share on The Toronto Stock Exchange and on NASDAQ as of December 31, 2001 was CDN$3.90 and US$2.46, respectively.

----------------------------------------------------------------------------------------------------------------------
                                                                                               VALUE OF UNEXERCISED
                                                                     UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS
                                 SECURITIES                                 YEAR-END          AT FINANCIAL YEAR-END
                                 ACQUIRED ON      AGGREGATE VALUE             (#)                      ($)
                                  EXERCISE           REALIZED             EXERCISABLE/             EXERCISABLE/
            NAME                     (#)                ($)              UNEXERCISABLE            UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Gregory H. Wolfond                    -                  -                     -                        -
----------------------------------------------------------------------------------------------------------------------
John J. Sims                          -                  -                 0/175,000                   0/0
----------------------------------------------------------------------------------------------------------------------
Karen Basian                       25,000             756,990           164,000/143,000                0/0
----------------------------------------------------------------------------------------------------------------------
Christopher E. Erickson            75,000            1,908,563           338,333/56,667             693,875/0
----------------------------------------------------------------------------------------------------------------------
Chris Jarman                          -                  -                 0/120,000                   0/0
----------------------------------------------------------------------------------------------------------------------
Peter Klante                          -                  -                 0/120,000                   0/0
----------------------------------------------------------------------------------------------------------------------
Alistair Rennie                    26,000             483,775            62,332/141,668                0/0
----------------------------------------------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS

                  Gregory Wolfond, our Chairman, is employed under an employment agreement that was entered into in April 1998 and subsequently amended in July 1999. In 2001, Mr. Wolfond received an annual salary of $350,000. As of January 2002, Mr. Wolfond ceased to be a full time employee of the Corporation. He remains as the Chairman of the Board.

                  In November 2000, in connection with our acquisition of TANTAU Software, Inc., we entered into an employment agreement with John Sims, our Chief Executive Officer. In 2001, Mr. Sims received an annual base salary of $315,000. Additionally, we expect to establish a performance related bonus for Mr. Sims. Either we or Mr. Sims may terminate Mr. Sims' employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Sims a lump sum severance payment in an amount equal to 12 or 18 months' current base salary and target bonus as determined upon that termination, based upon the period of time thereafter in which Mr. Sims agrees to be bound to non-competition and non-solicitation covenants. Mr. Sims will also receive a lump sum severance payment in the event that he terminates his employment for good reason. In connection with our acquisition of TANTAU Software, Inc., Mr. Sims' employee stock option to acquire shares of TANTAU Software, Inc. common stock was assumed by us and currently represents the right to purchase 175,000 Common Shares. The exercise price of the option is $20.38 per share and the option vests in four equal annual installments on each of the second, third, fourth and fifth anniversaries of January 17, 2001.

                  Karen Basian, our Chief Financial Officer and Senior Vice President, Corporate Services and Corporate Secretary, is employed under an employment agreement that was entered into in February 1999. Ms. Basian currently receives an annual salary of $200,000.

                  Christopher Erickson, our Executive Vice President and Managing Director, EMEA, is employed under an employment agreement that was entered into in March 1998, effective as of September 1997. Mr. Erickson currently receives an annual salary of $185,000.

                  As to Messrs. Wolfond, Erickson and Ms. Basian, we may terminate their employment for cause at any time, or without cause at any time under Ontario law by providing them with the notice or payment in lieu of notice and severance as required by the EMPLOYMENT STANDARDS ACT, (Ontario), (the "ESA") and the common law. The ESA generally provides for one week of notice for each year of service to a maximum of eight weeks. However, the provisions in the ESA do not protect an employer from a common law wrongful dismissal action. The common law also provides for reasonable notice of termination, and is often substantially more generous than the ESA.

                  Peter Klante, our Senior Vice President, Product Group is employed under an employment agreement that was entered into in November 2000. Under that employment contract, we may terminate Mr. Klante's employment at any time and for any reason. However, if we execute this right, we must pay Mr. Klante a lump sum severance in an amount equal to 12 months' current base salary and target bonus as determined upon that termination. Mr. Klante will also receive a lump sum severance payment of 12 months' current base salary and target bonus in the event that he terminates his employment for good reason. Mr. Klante currently receives an annual salary of $190,000.

                  Alistair Rennie, our Senior Vice President, Marketing and Corporate Development, is employed under an employment agreement that was entered into in April, 1999. Mr. Rennie currently receives an annual salary of $190,000.

                  Pursuant to each employment agreement described above, we retain proprietary rights in all intellectual property assets created, developed or conceived of by the officers while they are employed by us. Additionally, the officers are bound by non-competition and non-solicitation covenants during their term of employment and for varying periods of time thereafter.

                  The officers are entitled to participate in plans maintained from time to time by us for the benefit of our employees, including those pertaining to group life, accident, dental, prescription, sickness and medical, and long term disability insurance.

COMPENSATION OF DIRECTORS

                  Effective January 2001, we compensate non-management directors for serving on the Board of Directors at a rate of $1,000 per board meeting and $500 per committee meeting, payable semi-annually in June and December. We also reimburse directors for reasonable out-of-pocket expenses for attending board and committee meetings. In addition, under our current compensation arrangements, members of the Board of Directors who are not our officers are granted options to purchase 25,000 Common Shares upon joining the Board and receive subsequent annual grants of options upon re-election to the Board at the annual meeting of shareholders. These options have an exercise price that is equal to the fair market value of our Common Shares at the time of the grant. In 2001, we granted, in the aggregate, 75,000 options to purchase Common Shares to our directors who are not also executive officers.

STOCK PRICE PERFORMANCE GRAPH

                  The following graph illustrates a comparison of the cumulative total stockholder returns (change in stock price plus reinvested dividends, if any) of:

                  -        The NASDAQ Composite Index (NASDAQ);
                  -        The NASDAQ Computer Index (IXCO);
                  -        The Corporation's Common Shares (SVNX); and
                  -        The TSE 300 Total Return Index;

from January 28, 2000 to February 28, 2002.

                  The graph assumes that $100 was invested on January 28, 2000 in our Common Shares and in each of the comparison indices, and assumes that all dividends paid were reinvested. The comparisons in the graph are required by applicable Canadian and U.S. securities laws and are not intended to forecast or be indicative of possible future performance of our Common Shares.

                        STOCK PRICE PERFORMANCE GRAPH





                                  [GRAPHIC]





---------------------------------------------------------------------------------------------------------------
             TABLE SHOWING RELATIVE CUMULATIVE TOTAL RETURN DATA USED IN STOCK PERFORMANCE GRAPH
---------------------------------------------------------------------------------------------------------------
                                    2000                                        2001                    2002
---------------------------------------------------------------------------------------------------------------
                Jan 28   Mar 31    June 30   Sep 30   Dec 31    Mar 31   June 30   Sept 30    Dec 31   Feb 28
---------------------------------------------------------------------------------------------------------------
NASDAQ          100.00   117.64    102.03     94.49    63.56     47.3      55.6      38.6      50.2     44.5
---------------------------------------------------------------------------------------------------------------
IXCO            100.00   123.63    107.28     97.19    59.27    40.69      49.6      30.9      44.9     33.5
---------------------------------------------------------------------------------------------------------------
SVNX            100.00   173.37     61.10     66.14    23.24     13.9      10.3      3.5       3.4       1.9
---------------------------------------------------------------------------------------------------------------
TSE 300         100.00    112.8     121.5     123.7    106.5     90.7      92.2      81.5      91.6     91.0
---------------------------------------------------------------------------------------------------------------

                  The Stock Performance Graph above will not be deemed to be incorporated by reference into any filing by us under the U.S. SECURITIES ACT of 1933, as amended, or the U.S. SECURITIES EXCHANGE ACT of 1934, as amended, except to the extent that we specifically incorporate the same by reference.

COMPOSITION OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

                  From January 1, 2001 until January 24, 2001 the members of the Human Resources and Compensation Committee were Greg Wolfond, Alan Young, Lloyd Darlington, James Dixon and Heather Reisman. The membership of the Human Resources and Compensation Committee was modified on January 24, 2001 to consist of Mr. Darlington, as Chairman, Mr. Dixon and Fredrick White. On

September 11, 2001, concurrent with Mr. White's resignation from the Board and the Human Resources and Compensation Committee, Mr. Wolfond joined the Human Resources and Compensation Committee.

                  We also have a Stock Option Committee, which consisted solely of Mr. Wolfond in 2001. See "Stock Option Committee" in this section for a discussion of the Stock Option Committee's role.

                  With the exception of Mr. Wolfond, no current member of the Human Resources and Compensation Committee or the Stock Option Committee is a present or former officer or employee of the Corporation or any of its subsidiaries. In addition, Messrs. Darlington and Dixon have relationships with our customers that are described in the section titled, "Interests of Insiders in Material Transactions". See the "Corporate Governance" section for a more detailed discussion of the Human Resources and Compensation Committee, as well as a discussion of the Board of Directors' other Committees.

                  During the year ended December 31, 2001, with the exception of Mr. Wolfond, Mr. Sims and Mr. Erickson, none of our executive officers served as a member of the Board of Directors, the Compensation Committee, or any similar committee of another entity, one of whose executive officers served on our Board of Directors, Human Resources and Compensation Committee or Stock Option Committee.

                        DIRECTORS AND OFFICERS INSURANCE

                  We have purchased and maintain a policy of insurance for the benefit of our directors and officers, as permitted by the Act. This policy insures the directors and officers against certain liabilities incurred by them in their capacities as our directors and officers, or in their capacities as directors and officers of other corporations where they have acted in that capacity at our request, except where such liability relates to the failure by the director or officer to act honestly, in good faith and with a view to our best interests or the best interests of such other corporation, as the case may be. The policy provides for $20,000,000 of coverage per loss and in the annual aggregate, for which we pay an annual premium of $785,000 subject to a deductible of $350,000 per claim.

                  We have also purchased a six-year run off endorsement for the former directors and officers of TANTAU Software Inc., which covers acts and omissions occurring prior to our acquisition of TANTAU Software, Inc. The policy provides for $3,000,000 of coverage per loss, for which we paid a premium of $40,000 for the entire six-year period.

                INDEBTEDNESS OF DIRECTORS, OFFICERS AND OTHERS

                  Our directors, senior officers, proposed nominees for election as directors, and their associates were not indebted to us or to any of our subsidiaries at any time since the beginning of our last completed fiscal year.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

                  Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Shares (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Shares with the Securities and Exchange Commission. The Company believes, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons, that during the fiscal year ended December 31, 2001, the reports described in this paragraph were inadvertently not filed by the Reporting Persons on a timely basis. Mr. Randy Lenaghan, the Company's General Manager, Asia Pacific, Roger Bellass, the Company's former General Manager, Europe, Debbie Rourke, the Company's Vice President, Human Resources, Tom Molitor, the Company's former Vice President, Corporate Marketing, and Antti Vasara, a Director of the Company, were late in filing a Form 3 beneficially reporting their ownership of the Company's Common Shares. Alan Young, a former Director of the Company, did not timely file a Form 3 to report his initial holdings, and filed a report on Form 5 in February 2002 that included such information. Mr. Andre Boysen, the Company's former Chief of Strategic Initiatives, was inadvertently late in filing a Form 4 to report an exercise of stock options and two stock sales that occurred on January 30 and 31, 2001. Mr. James Sink, the Company's former Vice President of Global Services, was late in filing a Form 4 to report two exercises of stock options and four related stock sales that occurred in July 2001. Mr. Erickson was late in filing a Form 4 to report an exercise of stock options and three related stock sales that occurred in January 2001. Mr. Rennie was late in filing a Form 4 to report an exercise of stock options and three stock sales that occurred on January 30 and January 31, 2001. Ms. Basian was late in filing a Form 4 to report an exercise of stock options and three stock sales that occurred on January 29 and January 31, 2001.

                   STATEMENT OF CORPORATE GOVERNANCE PRACTICES

                  During fiscal 2001, the Board of Directors held 10 meetings, the Audit Committee held 4 meetings, the Human Resources and Compensation Committee held 5 meetings and the Corporate Governance Committee held 6 meetings. The Stock Option Committee enacts written resolutions from time to time authorizing the grant of stock options but does not conduct formal meetings.

                  During fiscal 2001, of the incumbent directors, only Mr. Dixon attended fewer than 75% of the aggregate of:

                  (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and

                  (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served).

                  The Toronto Stock Exchange has adopted 14 guidelines for effective corporate governance (the "Guidelines"). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and evaluation of board members. Companies whose securities are listed on The Toronto Stock Exchange are required to annually disclose how their governance practices conform or depart from the Guidelines, but conforming with the Guidelines is not itself a requirement of listing.

                  To maintain high standards of corporate governance in a rapidly changing environment, our governance processes are subject to ongoing review and assessment by the Corporate Governance Committee of the Board of Directors and have been benchmarked relative to the Guidelines, as required by The Toronto Stock Exchange. For the purposes of these Guidelines, The Toronto Stock Exchange has defined an "unrelated director" to mean a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to our best interests, other than interests and relationships arising from his or her ownership of Common Shares.

     The Corporate Governance Committee consists of three directors, all of whom are non-management directors. The Committee's mandate is to promote board effectiveness. In addition, the Board and management believe that good corporate governance requires a company culture that supports the maintenance of sound ethics, integrity, judgment and values throughout the organization.

     The following table indicates how our system of corporate governance aligns with the Guidelines:


             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
---------------------------------------    ---------------------------------------------------------------------------

1.   The Board of Directors should
     explicitly assume responsibility
     for stewardship of the
     Corporation, and specifically
     assume responsibility for:

     (a) Adoption  of  measures  for       We align with this  Guideline.  Management  has  established  processes to
         receiving   and    addressing     monitor  shareholder   feedback  through  its  investor  relations  group.
         shareholder feedback              Management  reports this information  back to the Board of Directors.  The
                                           Corporate Governance Committee and the Board of Directors ensure that investor feedback is considered in Management's development of corporate strategy and business planning objectives.

     (b) Adoption of a strategic           We align with this Guideline. A formal strategic planning process exists,
         planning process                  as the Board of Directors meets annually for a full-day strategy session.
                                           The Board of Directors, either as a whole or through various committees, also holds meetings from time to time which focus on specific strategic matters.

     (c) Identification of principal       We align with this Guideline. The Audit Committee and the Board of
         risks, and implementing risk      Directors have specifically identified our principal operational and
         management systems                strategic risks and are working with Management in the development of appropriate risk management systems. The Audit Committee has been delegated the responsibility to work with Management and external professional advisers to establish and implement a formal risk management process. The Board of Directors defines its expectations of
                                           Management by establishing management performance objectives, conducting annual performance assessments of Management and establishing annual compensation and bonus levels based on actual performance to objectives.

     (d) Succession planning and           We align with this Guideline, as our Human Resources and Compensation
         monitoring senior management      Committee reviews and reports to the Board of Directors on succession planning matters at least annually. The Board of Directors also receives operational reports at least quarterly to ensure accountability of senior management and is working with senior management to ensure that succession planning and human resources strategies are finalized and implemented.



             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
---------------------------------------    ---------------------------------------------------------------------------

     (e) Communications policy             We align with this  Guideline.  The Board of Directors  has verified  that procedures are in place to ensure effective  communication  between us and our  stakeholders  and the  public.  We  promptly  provide  full and plain disclosure of all material  information,  as required by law. In addition, all material press releases and other  significant  corporate  disclosures are reviewed by outside  counsel.  We have a Web site on which we post all of our press  releases,  SEC filings,  SEDAR filings and other  meaningful
                                           information.   We  have  formulated  a  formal  Disclosure   Policy.   Our
                                           Investor Relations  Department has also implemented  procedures to enhance
                                           effective   communication  with  our  stakeholders  and  the  public.  For example,  the Investor Relations  Department maintains a distribution list of persons who have requested  information  about us and delivers to those persons all material  press releases and financial  information  either by facsimile or by e-mail.  We also hold  quarterly  meetings  with  analysts and institutional  investors by telephone  conference call, which are open to the  financial  press  as  well  as the  public  (through  simultaneous
                                           Webcasting).  Recordings of the meetings are archived on our Web site.

      (f) Integrity of internal            We align with this  Guideline.  The Audit  Committee is  responsible  for,
          control and management           among other  things,  reviewing  and  advising  the Board of  Directors on
          information systems              implementation of corporate  strategy in the operational,  acquisition and product development areas, as well as the development and implementation of an effective risk management system. The Audit Committee is also responsible for overseeing our internal control structure over financial reporting. This responsibility includes monitoring and reviewing accounting controls and policies, information gathering systems and management reporting. The external auditors report to the Audit
                                           Committee, when requested, on matters relating to internal control.

2.   A  majority   of   directors          We align with this Guideline, as a majority of our directors are
     should be "unrelated" (independent    independent from management and free from any interest, business or
     of management and free from           other relationship that could, or could reasonably be perceived to,
     conflicting interest)                 materially  interfere  with  the  director's  ability  to act in our best interests.

                                           We do not have a "significant shareholder". The Guidelines define a
                                           "significant shareholder" as a shareholder with the ability to exercise a majority of the votes for the election of the Board of Directors.

3.   Disclose, for each director,          Mr. Wolfond (Chairman of the Board of Directors), Mr. Sims (Chief Executive
     whether he or she is related,         Officer) and Mr. Erickson (Executive Vice President and Managing Director, EMEA)
     and how that conclusion was           are related in light of the positions that they hold with us. As of
     reached                               January 2002, Mr. Wolfond is no longer a full time employee of the company but continues to serve as Chairman of the Board.

                                           Mr.  Darlington  (Head of E-Business of Bank of Montreal) is unrelated for the purposes of this  Guideline.  The agreements  between Bank of Montreal and us do not interfere with Mr.  Darlington's  ability to act in our best interests.

                                           Mr. Dixon (formerly President of  bankofamerica.com)  is unrelated for the purposes of this  Guideline.  The  agreements  between Bank of America and us do not interfere with Mr. Dixon's ability to act in our best interests.

                                           Mr. Kluge is unrelated for the purposes of this Guideline, as he is independent from management and is free from any interest and any business or other relationship that could interfere with his ability to act in our best interests.

                                           Mr. Reiter  (Chairman of the  Technology  Group at Torys LLP) is unrelated for the purposes of this Guideline.  The legal services  provided by Torys
                                           LLP to us do not interfere  with Mr.  Reiter's  ability to act in our best interests.



             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
---------------------------------------    ---------------------------------------------------------------------------

                                           Mr. Aragona (a general partner of the limited partnership that is the general partner of the Austin Ventures entities that own Common Shares)
                                           is unrelated for the purposes of this Guideline. Our Board of Directors has examined all the documentation in relation to the acquisition of
                                           TANTAU Software, Inc. and has concluded that none of the ongoing agreements with us to which Austin Ventures is a party interferes with
                                           Mr. Aragona's ability to act in our best interests.

                                           Mr. Goldman (a Principal of J.P. Morgan Partners, LLC) is unrelated for the purposes of this Guideline. Our Board of Directors has examined all the documentation in relation to the acquisition of TANTAU Software,
                                           Inc. and has concluded that none of the ongoing agreements with us to which affiliates of J.P. Morgan Partners, LLC is a party interferes with
                                           Mr. Goldman's ability to act in our best interests.

                                           Mr. Vasara (acting CEO of Sonera  SmartTrust  Ltd.),  is unrelated for the purposes of this  Guideline.  The  agreements and  anticipated  agreements between Sonera  SmartTrust  Ltd. and us do not interfere with Mr. Vasara's ability to act in our best interests.

4.   (a) Appoint   a   committee    of     We align with this Guideline,  as the Corporate  Governance  Committee has
         directors   responsible   for     the mandate to:
         proposing  to the full  Board     o annually recommend candidates for the Board of Directors;
         of  Directors   new  nominees     o review credentials of nominees for election;
         for  election  to  the  board     o recommend  candidates  for  filling  vacancies  on the  Board  of
         and for  assessing  directors       Directors; and
         on an ongoing basis               o ensure qualifications are maintained.

                                           The Corporate Governance Committee, in conjunction with external advisors, is developing a process for the assessment of the members of the Board of Directors.

                                           The  members  of  the  Corporate  Governance  Committee  are  Mr.  Reiter,
                                           Mr. Kluge and Mr. Vasara.

                                           The Corporate Governance Committee considers and evaluates potential new candidates for the Board of Directors on an ongoing basis.

     (b) Is this nominating committee      We align with this Guideline, as the Corporate Governance Committee is
         composed exclusively of           composed exclusively of outside, unrelated directors.
         outside (non-management)
         directors, a majority of
         whom are unrelated

5.   Implement a process for               We align with this Guideline, as our Corporate Governance Committee is
     assessing the effectiveness of the    mandated to monitor the quality of the relationship between management
     Board of Directors, its committees    and the Board of Directors and to assess the effectiveness of the
     and individual directors              board, its committees and individual directors, and recommend improvements.
                                           The Corporate Governance Committee, in conjunction with external advisors, is considering a more formalized process for the assessment of the directors.

6.   Provide an orientation and            We align with this Guideline, as we have developed and implemented
     education program for new             orientation materials and procedures for new directors. In this regard,
     directors                             a Board of Directors Manual is provided to all new Board members.

                                           Reports and orientation materials relating to our business and affairs are provided to new directors. New directors also have access to fellow directors and senior management.



             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
---------------------------------------    ---------------------------------------------------------------------------


7.   Examine  board  size  with a view     We align with this  Guideline.  The Board of Directors has considered this
     to determining  the impact of the     issue and is of the view that its size and  composition  are suited to our
     number of  directors  upon  board     circumstances  and allow  for the  efficient  functioning  of the Board of
     effectiveness      and      where     Directors  as a  decision-making  body  and the  appropriate  staffing  of
     appropriate,  undertake a program     committees to which active mandates have been delegated.
     to   reduce    the    number   of
     directors  to a number  that will
     facilitate     more     effective
     decision making

8.   The Board of Directors should         We align with this Guideline, as our Human Resources and Compensation
     review compensation of directors      Committee is mandated to review and recommend to the Board of Directors
     in light of risks and                 proposals for the remuneration of directors. The Committee considers
     responsibilities involved in          time commitment, responsibilities and fees paid by our peer group in
     being a director                      determining remuneration. See "Executive Compensation - Compensation of
                                           Directors."

                                           The  members  of  the  Human  Resources  and  Compensation  Committee  are
                                           Mr. Darlington, Mr. Dixon and Mr. Wolfond.

9.   Committees of the Board of            Our Corporate Governance Committee, Human Resources and Compensation
     Directors should generally be         Committee and Audit Committee (which are addressed in different sections
     composed of outside                   of this table) are aligned with this Guideline. The Corporation also has
     (non-management) directors, a         a Stock Option Committee which, subject to guidelines determined by the
     majority of whom are unrelated        Human Resources and Compensation Committee, is mandated to administer our stock option plans - see "Executive Compensation - Stock Option Plans."
                                           Mr. Wolfond is the sole member of the Stock Option Committee. The Board of Directors is satisfied that the Stock Option Committee can properly function in its current composition, given that its authority is subject to guidelines and is primarily administrative. In addition, this
                                           Committee authorizes stock option grants for new hires and, therefore, it was not considered appropriate to appoint outside directors to this committee due to the ongoing time commitment required.

10.  The Board of Directors should         We align with this Guideline, as our Corporate Governance Committee is
     expressly assume responsibility       generally mandated to be responsible for developing policies and
     for, or assign to a committee         implementing procedures related to the Board of Directors' governance of
     the general responsibility for,       the Corporation. Included in its mandate is responsibility for:
     the Corporation's approach to         developing and monitoring our approach to corporate governance issues,
     corporate governance issues           establishing procedures for the identification of new nominees to the
                                           Board of Directors,  developing and  implementing  orientation  procedures for  new  directors  and  assessing  the  effectiveness  of the  Board  of
                                           Directors and its committees.





             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
---------------------------------------    ---------------------------------------------------------------------------


--------------------------------------- -- ---------------------------------------------------------------------------
11.  (a) Define limits to
         management's
         responsibilities by
         developing mandates for:

         (i) the Board of Directors        We align with this  Guideline.  The Board of Directors has  formalized its governance  mandate through the adoption of a written mandate that defines its  stewardship  responsibilities.  The  Board  of  Directors'  principal responsibilities  are:  to approve  corporate  strategies  and  goals;  to ensure that effective  communications systems are in place between us, our stakeholders,  and the  public;  to  supervise  and  evaluate  management, including the  establishment  of appropriate  limitations on the authority of our  executives;  to provide  oversight of the conduct of the business;
                                           and  to  monitor  organizational   performance  against  those  goals  and
                                           executive  limitations.  This  mandate  is to be  carried  out in a manner
                                           that   protects   our  value  and   provides   ongoing   benefit   to  our
                                           shareholders.   In  addition,   the  Board  of   Directors   has  formally
                                           articulated  executive  limitations  on the  authority  of our  executives regarding the conduct of the business.

                                           In addition, all matters of policy and all actions proposed to be taken by us which are not in the ordinary course of our operations require prior approval of the Board of Directors or of a board committee to which appropriate authority has been delegated by the Board of Directors. In particular, the Board of Directors approves the appointment of all executive officers, the long-term strategic plans and the annual budget and capital plan.

         (ii)     the CEO                  We align with this  Guideline.  The Board of Directors sets objectives for the  CEO,  and  reviews  performance  against  those  objectives  at least annually.  These  objectives  include  the  general  mandate  to  maximize shareholder  value  and to fulfil  our  strategic  plans.  The CEO is also required to formulate and propose to the directors the various  strategies regarding product marketing,  target markets  (geographic and vertical) as well as the  strategies  regarding  our  corporate  structure  and  future acquisitions.

     (b) The Board of Directors            We align with this Guideline, as the CEO's objectives, as noted above,
         should approve the CEO's          are reviewed by the full Board of Directors on an annual basis.
         corporate objectives

12.  Establish procedures to               We align with this Guideline, as we have instituted structures and
     enable the Board of Directors to      processes to facilitate the functioning of the Board of Directors
     function independently of             independently of management. The Board of Directors meets independently
     management                            of management where needed. The Board of Directors has assigned certain of its responsibilities to the Corporate Governance Committee, which ensures that the Board of Directors functions independently of management, and has established an Audit Committee with a broad mandate (see item 13 below).

13.  (a) Establish an audit committee      We align with this Guideline, as we have established an Audit Committee
         with a specifically defined       that is mandated to: oversee the retention, independence, performance and
         mandate                           compensation of our independent auditors and the establishment and oversight of our systems of internal accounting and auditing control. In particular, the Audit Committee is responsible for ensuring that there are adequate internal controls over accounting and financial reporting systems. The Audit Committee is permitted and encouraged to consult with management, internal accountants, and our independent auditors on matters related to our annual audit and the internal controls, published financial statements, accounting principles and auditing procedures. In accordance with NASDAQ's listing standards, we have adopted a formal charter for the Audit Committee that details its mandate.

                                           The members of the Audit  Committee are currently Mr.  Aragona,  Mr. Kluge and Mr. Darlington.




             TSE CORPORATE
          GOVERNANCE GUIDELINE                                              COMMENTS
---------------------------------------    ---------------------------------------------------------------------------


     (b) All   members  of  the  Audit     We align with this  Guideline,  as all members of the Audit  Committee are
         Committee should be               non-management directors.
         non-management directors

14.  Implement a system to enable          We align with this Guideline. A process has been formalized to enable
     individual directors to engage        individual directors to engage outside advisers, at our expense, with the
     outside advisers, at the              authorization of the Chairman of the Board. As noted above, the Audit
     Corporation's expense                 Committee is permitted and encouraged to speak directly to our external auditors on matters pertaining to its mandate.




                 INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS

     No director or officer of the Corporation, nor any security holder of record as of the date of this circular who owned, of record or to our knowledge, more than 5% of the outstanding Common Shares, or any affiliate or associate thereof, had any material interest, direct or indirect, in any transaction during the last three fiscal years, or since the commencement of our current financial year, in any completed or proposed transaction which has materially affected or will materially affect us or any of our subsidiaries, other than the following:

BANK OF MONTREAL

                  Mr. Lloyd Darlington, who is a member of the Board of Directors, currently serves as President and Chief Executive Officer, emfisys (Bank of Montreal's technology division) and Head, E-Business, Bank of Montreal.

                  In April 1998 we entered into a technology licensing agreement with Bank of Montreal relating to our core product offering. The license is extendable annually at the option of the Bank of Montreal. With each extension, Bank of Montreal's license will include specified technology that is generally provided to or intended to be generally provided to our customers during that extension period. If Bank of Montreal does not extend the general license, it may specifically license specified types of additional technology from us that are made generally available to our customers. The fee for this additional technology will be equal to the lowest price at which this technology is made available to our other customers that process similar volumes of business with the 724 Platform.

                  On December 29, 2000, we entered into an agreement with Bank of Montreal that amended certain terms of the April 30, 1998 technology license agreement. The amended agreement grants Bank of Montreal the right to act as a service bureau, including sublicensing and hosting, in relation to the 724 core products, comprising the banking and brokerage modules, as well as the LiveClips aggregation product and Spyonit.com-powered alerts products. Bank of Montreal is restricted to providing these services to financial institutions carrying on business anywhere in North America and having a total asset value of less than $20 billion. In return, Bank of Montreal has agreed to pay a monthly royalty fee based on the number of end users. In addition, Bank of Montreal shall pay us for maintenance fees based on a fixed percentage of royalties related to activated end users.

                  The current term of the technology license agreement has been extended from February 28, 2002 to March 31, 2002. Bank of Montreal has indicated that they wish to extend the agreement for an additional year but at a significantly reduced license fee amount. We are currently negotiating this agreement with the Bank of Montreal.

     Bank of Montreal will retain the right to use all of the technology previously licensed under the agreement, whether or not the license is extended at the end of any period.

     Bank of Montreal's address is 55 Bloor Street West, 3rd Floor, Toronto, Ontario, M4W 3N5.

BANK OF AMERICA

     Mr. James Dixon, who is a member of the Board of Directors, was the President of bankofamerica.com until January 2002.

     In June 1999, we entered into a technology license agreement with Bank of America relating to our core product. The license is extendable annually at the option of Bank of America. With each extension, Bank of America's license will include specified technology that we develop relating to the 724-core product that is generally provided or intended to be generally provided to our customers during that extension period.

     Our agreement with Bank of America provides that if Bank of America does not subscribe for an extension of its general license in February 2002 or at the end of any renewal term thereafter, it will have the right, exercisable for four years after it ceases to subscribe to the general license, to specifically license specified types of additional technology from us that are made generally available to our customers. For two years after it ceases to subscribe to the general license, Bank of America will retain the right to reinstate the license by making a catch-up payment equal to the aggregate amount of fees that would otherwise have been paid had the license been renewed each year.

     The current term of the technology license agreement expired on February 1, 2002. Bank of America has indicated its desire to continue its relationship with the Corporation but wishes to expand the product suite available under the existing agreement. We continue to negotiate with the Bank of America.

     Bank of America will retain the right to use all of the technology previously licensed under the agreement, whether or not the license is extended at the end of any period.

     In 2000, we entered into additional agreements in connection with the technology license agreement to provide Bank of America with application hosting services and implementation consulting services including a master services agreement under which we will provide services to Bank of America and its affiliates. These services will be provided under separate statements of service that will incorporate all the terms and provisions of the master service agreement and will detail the services to be performed, the price to be paid for the services, the designated project managers and any other additional provisions the parties may agree upon. The master services agreement will continue through November 2004 unless either party terminates the agreement upon six months prior written notice. In 2000, we also provided Bank of America with consulting services related to its LiveClips offering.

     Bank of America's address is Bank of America Plaza Building, 600 Peachtree Street, Mail code: GA1-006-14-25, Atlanta, Georgia, 30308.

CITIGROUP

     Mr. Alan Young, who served as a member of the Board of Directors until January 2001, serves as Vice President and Senior Director, Access Devices and Distribution Technologies for e-Citi, a division of Citigroup. Citigroup has announced its intention to implement the 724 Platform worldwide under the leadership of its e-Citi division. In December 1999, we entered into a master technology license agreement with Citicorp Strategic Technology Corporation. The initial term of the master agreement is five years. The agreement enables Citigroup and its affiliates to license our technology by entering into separate agreements that will incorporate the terms of the master agreement. The specific terms of any agreement of this type, including the specific technology to be licensed, the license fees to be paid to us, the term of the license, and other material terms, may vary.

     Citicorp Strategic Technology Corporation is required to pay to us a specified minimum amount during each year that the master agreement is in effect, whether or not Citigroup or any Citigroup affiliates actually enter into agreements under the master agreement to license our technology. These minimum fees payable to us may increase each year of the agreement, up to specified maximum levels, based on specified targets relating to the number of worldwide Citigroup customers that use services based upon the core product, the number of Citigroup affiliates that license our technology and the amount of revenue generated under this agreement.

     During the term of the agreements, we have agreed to provide to each Citigroup licensee maintenance services relating to the technology that we license under the master agreement. These maintenance services will include, among other things, the provision of specified types of updates and upgrades to our core product that are generally made available to our customers.

     The master agreement also provides that we will perform services for Citigroup affiliates that license our technology under the agreement, including consulting, development, implementation and other services. The terms of any services of this type, including the fees to be paid to us for these services, will be set forth in a separate agreement that will be entered into by us and the applicable Citigroup affiliate.

     We are working with a number of Citigroup's subsidiaries, including entities with which we have entered into agreements under the master agreement, such as Salomon Smith Barney Inc., as well as additional affiliates, with a view to delivering our products and services for their banking and brokerage customers. In January 2001, we entered into agreements under the master technology license agreement with Salomon Smith Barney Inc., Cititrade and the Citibank credit card division to build applications that will enable them to deliver mobile financial services to North American customers of these entities.

     In connection with our acquisition of TANTAU Software, Inc., we received financial advisory services from Salomon Smith Barney, an affiliate of Citigroup. We agreed to pay to Salomon Smith Barney $1.5 million for these services.

     Citigroup's address is Citicorp Center, 909 Third Avenue, 16th Floor, Zone 1, New York, New York, 10043.

TORYS

     In 2001, we obtained legal services relating to international taxation and related corporate/commercial matters from Torys, a New York/Toronto law firm. Mr. Barry Reiter, a member of the Board of Directors, is a partner of that firm.

     Tory's address is 79 Wellington Street West, Ste 3000, Maritime Life Tower, P.O. Box 270, Toronto, Ontario, M5K 1N2.

SONERA CORPORATION

     In December 2001, the Corporation announced an agreement with Sonera SmartTrust Ltd., whereby Sonera plans to resell the 724 Solutions Alerts solution integrated into its SmartTrust Delivery Platform (DP5), offering actionable alerts to mobile operators.

REGISTRATION RIGHTS

     In connection with our January 2001 acquisition of TANTAU Software, Inc., we terminated a registration rights agreement that we previously had with several of our initial investors, and entered into a new registration rights agreement. This new registration rights agreement, as described below, provides certain former shareholders of TANTAU Software, Inc. with some of the piggy-back rights that existed in the original agreement. Three groups of our shareholders have registration rights under this agreement:

     - our founder, Greg Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., who in the aggregate held approximately 4,705,229 Common Shares;

     - several of our initial strategic investors, including Bank of America, Bank of Montreal, Citigroup and Sonera, who in the aggregate, as of February 28, 2002, held more than 17 million Common Shares; and

     - several former shareholders of TANTAU Software, Inc., including Austin Ventures and J.P. Morgan Partners (BHCA), L.P.; of which the latter two hold in aggregate 5,803,184 Common Shares as of February 28, 2002.

     Under this agreement, each of these three groups of shareholders described above received rights to require us to register their holdings of Common Shares under the applicable securities laws of the U.S. and/or Canada. Our founder, together with Blue Sky Capital Corporation and 1319079 Ontario Inc., acting as a group, and our strategic investors, acting as a group, each obtained the right to demand that we effect such a registration. A demand from either our founder, Blue Sky Capital Corporation and 1319079 Ontario Inc., on the one hand, or the strategic investors, on the other hand, will enable the other two groups of shareholders to include their shares in that registration. In addition, if we commence the registration of our shares under specified circumstances other than as a result of a demand under the agreement, each of these three groups of shareholders will have the right to include their shares in that registration.

     Each of Mr. Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., on the one hand, and the strategic investors, on the other hand, received the right to demand that we register shares on two separate occasions per group. A demand registration, together with the other shares included in that registration under the agreement, must provide for the resale of at least US$20.0 million of our shares.

     SHORT FORM REGISTRATIONS. Mr. Wolfond, Blue Sky Capital Corporation and 1319079 Ontario Inc., acting as a group, and the strategic investors, acting as a group, may require that we file a short-form registration statement to enable them to resell all or a portion of their shares. These registrations are unlimited in number, but we cannot be required to effect such a registration if we have registered shares after a demand under the agreement during the 180 day period before the new demand. A short-form registration of this kind must cover Common Shares amounting to at least US$15.0 million.

     TANTAU SHARES SUBJECT TO RESALE LIMITATIONS. The former shareholders of TANTAU Software, Inc. that are parties to the agreement will not be able to require us to register any shares that are subject to resale restrictions.

     TERMINATION OF REGISTRATION RIGHTS. The registration rights granted under the agreement will terminate as follows:

     - in the case of our founder, Blue Sky Capital Corporation and 1319079 Ontario Inc., and in the case of our strategic investors:

         -   in January 2004, or

         - if earlier, the time at which their shares are generally freely tradable under U.S. and Canadian securities laws, and the aggregate ownership of the relevant shareholder is less than specified minimum amounts; and

     -   in the case of the former shareholders of TANTAU Software, Inc.:

         -   in January 2004, or

         - upon the transfer by that shareholder of our Common Shares to another party, or

         - if the relevant shareholder holds less than specified minimum amounts.

     PRIORITY IN UNDERWRITTEN OFFERINGS. If shares are registered under the agreement in an underwritten offering in which the managing underwriter advises us that market conditions require us to limit the number of shares that may be sold in that offering, the agreement provides for an allocation of the shares to be sold between us, the shareholders that are parties to the agreement, and any other shareholders that are including shares in that registration.

     EXPENSES AND INDEMNIFICATION. We are generally required to pay the expenses of any registration required to be made under the agreement, although the shareholders will be responsible for the payment of their own brokerage fees or underwriting expenses in connection with any sale. Under some circumstances, we will be required to indemnify the shareholders that are parties to the agreement for any liabilities arising under applicable securities laws in connection with a registration of their shares.

     ADDITIONAL REGISTRATION RIGHTS. The agreement limits our ability to grant specified types of registration rights deemed to be superior to, or greater than, some of the rights provided in the agreement.

                          REPORT OF THE AUDIT COMMITTEE

     Our Audit Committee is described at item 13 under "Corporate Governance" above.

     The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2001. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the SECURITIES ACT of 1933, as amended, or the SECURITIES EXCHANGE ACT of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

REVIEW WITH MANAGEMENT

     The Audit Committee has reviewed and discussed our audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

     The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of our financial statements.

     The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and our related entities) and has discussed with KPMG LLP their independence from us.

CONCLUSION

     Based on the review and discussions referred to above, the committee recommended to our Board of Directors that our audited financial statements be included in our annual Form 10-K report and our Annual Information Form for the fiscal year ended December 31, 2001.

     This report is submitted by the members of the Audit Committee of the Board of Directors, namely:

Holger Kluge, Chairman
Joseph Aragona
Lloyd Darlington


                             APPOINTMENT OF AUDITORS

     Unless such authority is withheld, the persons named in the accompanying form of proxy intend to vote FOR the appointment of KPMG LLP, Chartered Accountants, Toronto, Ontario, as our auditors to hold office until the next annual meeting of Shareholders and to authorize the Board of Directors to fix the remuneration of the auditors. KPMG LLP has audited our consolidated balance sheets as at December 31, 2001, 2000 and 1999 and the consolidated statements of operations, shareholders' equity and cash flows for the years ended December 31, 2001, 2000 and 1999, as stated in their report appearing in our Annual Report. KPMG LLP replaced Arthur Andersen LLP in March 1999, several months prior to the time that we began to prepare the registration statement relating to our initial public offering. The decision to change accountants was approved by our Board of Directors. Under the applicable rules of the U.S. Securities and Exchange Commission and the Canadian Securities Administrators, we have not made any public filings containing any report of Arthur Andersen LLP as to our financial statements.

     Representatives of KPMG LLP are expected to be present at the Meeting and to be available to respond to appropriate questions and to make statements as they desire.

     This resolution requires the approval of a majority of the votes cast in person or by proxy by the Shareholders who vote in respect of the resolutions at the Meeting.

AUDIT FEE

     KPMG LLP billed us CDN$519,595 (approximately US$335,439) for professional services rendered in connection with the audit of our annual financial statements for 2001, the quarterly reviews and other assurance services.

ALL OTHER FEES

     KPMG LLP billed us an aggregate of CDN$244,093 (approximately US$157,581) for all other services rendered to us in 2001, other than the services described above. The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP's independence.

                              SHAREHOLDER PROPOSALS

     Under applicable Canadian securities regulations, proposals of resolutions by Shareholders intended to be presented at the 2003 Annual Meeting of Shareholders must be received for inclusion in our Management Information Circular and Proxy Statement for such meeting by February 23, 2003. Such proposals submitted pursuant to Rule 14a-8 under the U.S. Securities Exchange Act and intended to be presented at such meeting must be received not later than November 13, 2002, in order to be governed by such Rule. Shareholders submitting such proposals are requested to address them to 724 Solutions Inc., 3rd Floor, 10 York Mills Road, Toronto, M2P 2G4,
Attention: Corporate Secretary.

                        AVAILABILITY OF CERTAIN DOCUMENTS

     We will provide to any person, upon written request at any time:

     (i) one copy of our current Annual Information Form together with one copy of any document, or the pertinent pages of any document, incorporated by reference therein;

     (ii)    one copy of our annual report on Form 10-K;

     (iii) one copy of our most recently filed comparative annual financial statements, together with the accompanying report of the auditors, and one copy of any of our interim financial statements that have been filed for any period after the end of our most recently completed financial year; and

     (iv) one copy of our information circular for our most recent annual meeting of our Shareholders which involved, among other agenda items, the election of directors,

provided that we may require the payment of a reasonable charge if the request is made by a person who is not a securityholder of us, or in connection with any request for the exhibits that have been filed with our annual report on Form 10-K. Written requests for a copy of the above-noted documents should be directed to 724 Solutions Inc., 10 York Mills Road, 3rd Floor, Toronto, Ontario M2P 2G4, Attention: Monica Zaied, Manager, Investor Relations.

                         APPROVAL BY BOARD OF DIRECTORS

     The undersigned, Chief Financial Officer, Senior Vice President, Corporate Services and Corporate Secretary, certifies that the Board of Directors of the Corporation has approved the contents and sending of this Management Information Circular and Proxy Statement.

DATED the 14th day of March, 2002

                                By Order of the Board of Directors

                                /s/ Karen Basian
                                KAREN BASIAN
                                Chief Financial Officer, Senior Vice President Corporate Services and Corporate Secretary

                               724 SOLUTIONS INC.

                       PROXY FOR HOLDERS OF COMMON SHARES

SOLICITED BY MANAGEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2002

The undersigned holder of common shares of 724 Solutions Inc. (the "Corporation"), hereby appoints John Sims, or failing him Karen Basian, or instead of either of them ___________________________________________ as proxy for the undersigned, with power of substitution, to attend and act for and on behalf of the undersigned at the annual and special meeting (the "Meeting") of shareholders of the Corporation to be held at 11:00 a.m. (Toronto time) on Thursday, April 25, 2002 at the Glenn Gould Auditorium, Canadian Broadcasting Centre, 250 Front Street West, Toronto, Ontario, Canada and at any adjournments thereof and to vote, as directed below, all common shares in the capital of the Corporation ("Common Shares") which the undersigned would be entitled to vote if then personally present:

         (a)      FOR / / OR WITHHOLD FROM VOTING IN / / THE ELECTION OF
                  THE NOMINEES LISTED BELOW AS DIRECTORS OF THE CORPORATION FOR A TERM OF ONE YEAR. (A shareholder may withhold authority to vote for a particular nominee(s) by lining through or otherwise striking out the name(s) of the particular nominee(s) and checking the "FOR" box.)

                  GREGORY H. WOLFOND, JOHN J. SIMS, CHRISTOPHER E. ERICKSON, LLOYD F. DARLINGTON, JAMES D. DIXON, HOLGER KLUGE, BARRY REITER, JOSEPH ARAGONA, AND CHARLES M.B. GOLDMAN.

         (b)      FOR / / OR AGAINST / / OR WITHHOLD FROM VOTING ON / /
                  THE RESOLUTION TO APPOINT KPMG LLP, CHARTERED ACCOUNTANTS, AS INDEPENDENT AUDITORS FOR FISCAL 2002 AND TO AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS.

         (c) IN HIS OR HER DISCRETION, WITH RESPECT TO ANY AMENDMENT OR VARIATION TO THE MATTERS HEREINBEFORE SPECIFIED, OR ON SUCH FURTHER OR OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

THE PROXY NAMED ABOVE WILL VOTE OR WITHHOLD FROM VOTING THE SHARES IN RESPECT OF WHICH HE OR SHE IS APPOINTED ON ANY BALLOT THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE DIRECTIONS OF THE SHAREHOLDER APPOINTING HIM OR HER. In the absence of such direction, such shares will be voted FOR the resolutions specified in paragraphs (a) and (b) above on any ballot that may be called for.

THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT THE SAID PROXY MAY DO BY VIRTUE HEREOF, GRANTING TO THE SAID PROXY FULL POWER AND AUTHORITY TO ACT FOR AND IN THE NAME OF THE UNDERSIGNED AT THE SAID MEETING OR AT ANY ADJOURNMENTS THEREOF, AND HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE, ATTEND OR ACT WITH RESPECT TO THE SAID SHARES.

This proxy is solicited on behalf of management of the Corporation and the shares represented by this proxy will be voted or withheld from being voted, as stated above, in accordance with the instructions of the undersigned on any ballot that may be called for and, if the undersigned has specified a choice with respect to any matter to be acted upon, the shares represented by this proxy shall be voted accordingly at the Meeting and at any adjournments thereof. The undersigned has the right to appoint a person to attend, vote and act for and on his or her behalf at the Meeting or any adjournments thereof other than the persons named above and may exercise such right by inserting the name of his or her nominee, who need not be a shareholder of the Corporation, in the blank space provided above for the purpose, or by completing another proper form of proxy.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING DATED MARCH 14, 2002 AND OF THE ACCOMPANYING MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT.


DATED THE              DAY OF                              , 2002





------------------------------------------
SIGNATURE OF REGISTERED SHAREHOLDER OR
AUTHORIZED SIGNING OFFICER


------------------------------------------
NAME OF REGISTERED SHAREHOLDER (PLEASE PRINT)



PLEASE INSERT THE DATE THAT THE PROXY IS SIGNED IN THE SPACE PROVIDED. IF THE DATE HAS NOT BEEN INSERTED, THIS FORM OF PROXY IS DEEMED TO BEAR THE DATE ON WHICH IT IS MAILED. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR SHARE CERTIFICATES. IF THE SHAREHOLDER IS A CORPORATION, THIS PROXY MUST BE EXECUTED BY AN OFFICER OR ATTORNEY THEREOF DULY AUTHORIZED.